Exhibit 10.31








CLOSING ITEM NO.:  A-4






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                COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY

                                       AND

                            SPURLOCK ADHESIVES, INC.




                           INSTALLMENT SALE AGREEMENT




                           DATED AS OF OCTOBER 1, 1997



                    -----------------------------------------

              CERTAIN RIGHTS OF THE COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY (THE "ISSUER") UNDER THIS INSTALLMENT SALE AGREEMENT AND CERTAIN MONEYS DUE AND TO BECOME DUE TO THE ISSUER HEREUNDER HAVE BEEN ASSIGNED TO STAR BANK, N.A., AS TRUSTEE (THE "TRUSTEE"), PURSUANT TO A PLEDGE AND ASSIGNMENT DATED AS OF OCTOBER 1, 1997, FROM THE ISSUER TO THE TRUSTEE.

                    -----------------------------------------



              THIS   INSTALLMENT  SALE  AGREEMENT  IS  INTENDED  TO
              CONSTITUTE A SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE OF NEW YORK.


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




                                TABLE OF CONTENTS


             (This Table of Contents is not part of the Installment
            Sale Agreement and is for convenience of reference only)


ARTICLE I
         DEFINITIONS
            SECTION 1.1.  DEFINITIONS.............................................................................3
            SECTION 1.2.  INTERPRETATION..........................................................................9


ARTICLE II
         REPRESENTATIONS, WARRANTIES AND COVENANTS
            SECTION 2.1.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF ISSUER....................................11
            SECTION 2.2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY...................................12
            SECTION 2.3.  COVENANT WITH TRUSTEE AND BONDHOLDERS AND BANK.........................................13


ARTICLE III
         CONVEYANCE AND USE OF PROJECT FACILITY
            SECTION 3.1.  CONVEYANCE TO ISSUER...................................................................14
            SECTION 3.2.  USE OF PROJECT FACILITY................................................................14


ARTICLE IV
         ACQUISITION,  RECONSTRUCTION,  CONSTRUCTION  AND  INSTALLATION OF PROJECT  FACILITY;  ISSUANCE OF
            BONDS; USE OR PROCEEDS
            SECTION 4.1.  ACQUISITION, CONSTRUCTION AND INSTALLATION OF PROJECT FACILITY.........................15
            SECTION 4.2.  ISSUANCE OF BONDS......................................................................16
            SECTION 4.3.  APPLICATION OF PROCEEDS OF BONDS.......................................................16
            SECTION 4.4.  COMPLETION OF PROJECT FACILITY.........................................................18
            SECTION 4.5.  COMPLETION BY COMPANY..................................................................18
            SECTION 4.6.  REMEDIES TO BE PURSUED  AGAINST  CONTRACTORS,  SUBCONTRACTORS,  MATERIALMEN  AND
                  THEIR SURETIES.................................................................................18


ARTICLE V
         AGREEMENT TO CONVEY PROJECT FACILITY; INSTALLMENT PURCHASE PAYMENTS AND OTHER AMOUNTS PAYABLE
            SECTION 5.1.  AGREEMENT TO CONVEY PROJECT FACILITY...................................................20
            SECTION 5.2.  CONVEYANCE; INSTRUMENTS................................................................20
            SECTION 5.3.  INSTALLMENT PURCHASE PAYMENTS AND OTHER AMOUNTS PAYABLE................................20
            SECTION 5.4.  NATURE OF OBLIGATIONS OF COMPANY HEREUNDER.............................................21

                                       i

            SECTION 5.5.  PREPAYMENT OF INSTALLMENT PURCHASE PAYMENTS............................................22
            SECTION 5.6.  RIGHTS AND OBLIGATIONS OF COMPANY UPON DISCHARGE OF LIEN OF MORTGAGE...................22
            SECTION 5.7.  GRANT OF SECURITY INTEREST.............................................................22


ARTICLE VI
         MAINTENANCE, MODIFICATIONS, TAXES AND INSURANCE
            SECTION 6.1.  MAINTENANCE AND MODIFICATIONS OF PROJECT FACILITY......................................24
            SECTION 6.2.  TAXES, ASSESSMENTS AND UTILITY CHARGES.................................................24
            SECTION 6.3.  INSURANCE REQUIRED.....................................................................25
            SECTION 6.4.  ADDITIONAL PROVISIONS RESPECTING INSURANCE.............................................26
            SECTION 6.5.  APPLICATION OF NET PROCEEDS OF INSURANCE...............................................27
            SECTION 6.6.  PAYMENTS IN LIEU OF TAXES..............................................................27


ARTICLE VII
         DAMAGE, DESTRUCTION AND CONDEMNATION
            SECTION 7.1.  DAMAGE OR DESTRUCTION..................................................................29
            SECTION 7.2.  CONDEMNATION...........................................................................30
            SECTION 7.3.  ADDITIONS TO PROJECT FACILITY..........................................................32


ARTICLE VIII
         SPECIAL COVENANTS
            SECTION 8.1.  NO WARRANTY OF CONDITION OR SUITABILITY BY ISSUER; ACCEPTANCE "AS IS\..................33
            SECTION 8.2.  HOLD HARMLESS PROVISIONS...............................................................33
            SECTION 8.3.  RIGHT OF ACCESS TO PROJECT FACILITY....................................................34
            SECTION  8.4.  COMPANY  NOT TO  TERMINATE  EXISTENCE  OR DISPOSE OF ASSETS;  CONDITIONS  UNDER
                  WHICH EXCEPTIONS PERMITTED.....................................................................34
            SECTION 8.5.  AGREEMENT TO PROVIDE INFORMATION.......................................................34
            SECTION 8.6.  BOOKS OF RECORD AND ACCOUNT; FINANCIAL STATEMENTS; COMPLIANCE CERTIFICATES.............35
            SECTION 8.7.  COMPLIANCE WITH ORDERS, ORDINANCES, ETC................................................35
            SECTION 8.8.  DISCHARGE OF LIENS AND ENCUMBRANCES....................................................35
            SECTION 8.9.  PERFORMANCE BY ISSUER OR TRUSTEE OF COMPANY'S OBLIGATIONS..............................36
            SECTION 8.10.  DEPRECIATION DEDUCTIONS AND TAX CREDITS...............................................36
            SECTION 8.11.  IDENTIFICATION OF EQUIPMENT...........................................................36
            SECTION 8.12.  INDEMNIFICATION OF TRUSTEE............................................................36
            SECTION 8.13.  COVENANT AGAINST ARBITRAGE BONDS......................................................37
            SECTION 8.14.  ENVIRONMENTAL MATTERS.................................................................37
            SECTION 8.15.  INDEMNIFICATION OF BANK...............................................................38


ARTICLE IX
         ASSIGNMENTS; MERGER OF ISSUER
            SECTION 9.1.  ASSIGNMENT OF INSTALLMENT SALE AGREEMENT...............................................39
            SECTION 9.2.  PLEDGE AND ASSIGNMENT OF ISSUER'S INTERESTS TO TRUSTEE.................................39

                                       ii

            SECTION 9.3.  MERGER OF ISSUER.......................................................................39
            SECTION 9.4.  SALE OR LEASE OF PROJECT FACILITY......................................................39


ARTICLE X
         EVENTS OF DEFAULT AND REMEDIES
            SECTION 10.1.  EVENTS OF DEFAULT DEFINED.............................................................41
            SECTION 10.2.  REMEDIES ON DEFAULT...................................................................42
            SECTION 10.3.  REMEDIES CUMULATIVE...................................................................43
            SECTION 10.4.  AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES.........................................43
            SECTION 10.5.  NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER............................................43


ARTICLE XI
         MISCELLANEOUS
            SECTION 11.1.  NOTICES...............................................................................44
            SECTION 11.2.  BINDING EFFECT........................................................................45
            SECTION 11.3.  SEVERABILITY..........................................................................45
            SECTION 11.4.  AMENDMENTS, CHANGES AND MODIFICATIONS.................................................46
            SECTION 11.5.  EXECUTION OF COUNTERPARTS.............................................................46
            SECTION 11.6.  APPLICABLE LAW........................................................................46
            SECTION 11.7.  RECORDING AND FILING..................................................................46
            SECTION 11.8.  SURVIVAL OF OBLIGATIONS...............................................................46
            SECTION 11.9.  TABLE OF CONTENTS AND SECTION HEADINGS NOT CONTROLLING................................46
            SECTION 11.10.  NO RECOURSE; SPECIAL OBLIGATION......................................................46
            SECTION 11.11.  SUBORDINATION TO MORTGAGE AND ASSIGNMENT.............................................47
            SECTION 11.12.  SUBMISSION TO JURISDICTION...........................................................47


EXHIBIT "A"
            REAL PROPERTY DESCRIPTION...........................................................................A-1


EXHIBIT "B"
            DESCRIPTION OF EQUIPMENT............................................................................B-1


EXHIBIT "C"
            FORM OF DEED TO COMPANY.............................................................................C-1


EXHIBIT "D"
            FORM OF BILL OF SALE TO THE COMPANY.................................................................D-1


                           INSTALLMENT SALE AGREEMENT


         THIS INSTALLMENT SALE AGREEMENT dated as of OCTOBER 1, 1997, (the "Installment Sale Agreement") by and between the COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation of the State of New York (the "State") having its office at 40 McMaster Street, Ballston Spa, New York 12020 (the "Issuer"), and SPURLOCK ADHESIVES, INC., a corporation organized and existing under the laws of the State of Virginia, having an address of 209 West Main Street, Waverly, Virginia 23890 (the "Company");

                              W I T N E S S E T H :

         WHEREAS, the Issuer, by resolution adopted on September 16, 1997, (the "Resolution"), determined to issue its $6,000,000 aggregate principal amount of Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project), Series 1997 A (the "Bonds") for the purpose of financing a portion of the costs of the Project (as hereinafter defined); and

         WHEREAS, said Project (the "Project") shall consist of (A) (1) the acquisition of a certain parcel of land comprising approximately 16.37 acres constituting Lot #3 located in the Moreau Industrial Park in the Town of Moreau, Saratoga County, New York (the "Land"), (2) the construction on the Land of two
(2) buildings approximately 10,000 square feet each in size and one (1) approximately 800 square foot building for use in the manufacturing of synthetic organic chemicals and related functions (collectively the "Facility") and (3) the acquisition and installation therein of certain machinery and equipment (the "Equipment" and together with the Land and the Facility, the "Project Facility"), and (B) the financing of a portion of the costs of the foregoing; and

         WHEREAS, contemporaneously with the execution of the Installment Sale Agreement, the Issuer and Star Bank, N.A., as trustee (the "Trustee"), have entered into a trust indenture dated as of October 1, 1997, (the "Indenture") specifying the terms and conditions upon which the Bonds are issued and secured; and

         WHEREAS, as security for the Bonds, the Company will enter into a letter of credit reimbursement agreement dated as of October 1, 1997 (the "Reimbursement Agreement") with KeyBank National Association, a national banking association organized and existing under the laws of the United States (the "Bank"), pursuant to which the Bank is to issue in favor of the Trustee an irrevocable transferable direct-pay letter of credit (the "Letter of Credit") in an amount equal to the aggregate of the principal amount of the Bonds, together with one hundred ten (110) days' interest thereon at a maximum rate of ten percent (10%); and

         WHEREAS, the Issuer proposes to undertake the Project, appoint the Company as agent of the Issuer to undertake the acquisition, construction and installation of the Project Facility and sell the Project Facility to the Company, and the Company desires to act as agent of the Issuer to undertake the acquisition, reconstruction, construction and installation of the Project Facility and purchase the Project Facility from the Issuer, all pursuant to the terms and conditions hereinafter set forth in the Installment Sale Agreement; and

         WHEREAS, the providing of the Project Facility and the sale of the Project Facility to the Company pursuant to the Installment Sale Agreement is for a proper purpose, to wit, to advance the job opportunities, health, general prosperity and economic welfare of the inhabitants of the State, pursuant to the provisions of the Act (as hereinafter defined); and

         WHEREAS, all things necessary to constitute the Installment Sale Agreement a valid and binding agreement by and between the parties hereto in accordance with the terms hereof have been done and performed, and the creation, execution and delivery of the Installment Sale Agreement have in all respects been duly authorized by the Issuer and the Company;

         NOW, THEREFORE, FOR AND IN CONSIDERATION OF THE PREMISES AND THE MUTUAL COVENANTS HEREINAFTER CONTAINED, THE PARTIES HERETO HEREBY FORMALLY COVENANT, AGREE AND BIND THEMSELVES AS FOLLOWS, TO WIT:

                                    ARTICLE I

                                   DEFINITIONS


SECTION 1.1. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of the Installment Sale Agreement and of any agreement supplemental hereto shall have the respective meaning specified in this Section 1.1

         "Act" means Title 1 of Article 18-A of the General Municipal Law of the State, as amended from time to time, together with Chapter 855 of the Laws of 1971 of the State, as amended from time to time.

         "Act of Bankruptcy" means the filing of a petition in bankruptcy (or the other commencement of a bankruptcy or similar proceeding) by or against the Company or the Issuer under any applicable bankruptcy, insolvency, reorganization or similar law, now or hereafter in effect.

         "Assignment" means the pledge and assignment dated as of October 1, 1997 from the Issuer to the Trustee pursuant to which the Issuer has assigned to the Trustee its rights under the Installment Sale Agreement (other than Unassigned Rights), as said pledge and assignment may be supplemented or amended from time to time.

         "Alternate Credit Facility" shall have the meaning assigned to such term in the Indenture.

         "Authorized Representative" means the Person or Persons at the time designated to act in behalf of the Issuer or the Company, as the case may be, by written certificate furnished to the Trustee containing the specimen signature of each such Person and signed on behalf of (A) the Issuer by its Chairman or Vice Chairman, or such other person as may be authorized by resolution of the Issuer, and (B) the Company by Irvine Spurlock, Phillip Sumpter or such other person as may be authorized by the Company.

         "Available Moneys" shall have the meaning assigned to such term in the Indenture.

         "Bank" means initially, KeyBank National Association, and its successors and assigns in its capacity as issuer of the Letter of Credit and in the event an Alternate Credit Facility is outstanding, the issuer of the Alternate Credit Facility.

         "Bank Documents" means the Letter of Credit, the Reimbursement Agreement, the Mortgage, the Pledge and Security Agreement, the Collateral Mortgage, the Security Agreement, the Guaranty, the Term Loan Note, the Building Loan Agreement and any other document now or hereafter executed by the Issuer or the Company or the Guarantor in favor of the Bank which affects the rights of the Bank in or to the Project, in whole or in part, or which secures or guarantees any sum due under any Bank Document.

         "Bill of Sale to Issuer" means the bill of sale from the Company to the Issuer conveying the Company's interest in the Equipment to the Issuer.

         "Bond Counsel" means Lemery and Reid, P.C. of Saratoga Springs, New York or such other attorney or firm of attorneys located in the State whose experience in matters relating to the issuance of obligations by states and their political subdivisions is nationally recognized and who are acceptable to the Issuer and the Trustee in their reasonable discretion.

         "Bond Fund" means the fund so designated  and  established  pursuant to
Section 402 of the Indenture.

         "Bond Payment Date" means each Interest Payment Date and each date on which principal or premium shall be payable on the Bonds according to their terms and the Indenture, so long as any Bonds shall be Outstanding.

         "Bond Registrar" means the Trustee.

         "Bond Year" means each one (1) year period ending on the anniversary of the Closing Date.

         "Bondholder" or "Holder" or "Owner" means the registered owner of any Bond as indicated on the bond register maintained by the Bond Registrar.

         "Bonds" means the Issuer's Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project), Series 1997 A issued in the aggregate principal amount of $6,000,000 pursuant to the Resolution and Article II of the Indenture.

         "Building Loan Agreement" means the building loan agreement dated as of October 1, 1997 by and between the Issuer, the Company and the Bank, as amended or supplemented from time to time.

         "Business Day" means any day of the year on which the Trustee and banking institutions located in the State are open for the purpose of conducting business.

         "Closing Date" means the date on which authenticated Bonds are delivered to the purchaser of the Bonds and payment is received therefor by the Trustee on behalf of the Issuer.

         "Code" means the Internal Revenue Code of 1986, as amended, and the applicable regulations of the United States Treasury Department promulgated thereunder and under the Internal Revenue Code of 1954, as amended.

         "Collateral Mortgage" means the collateral mortgage dated as of October 1, 1997 from the Company in favor of the Bank, as said collateral mortgage may be amended or supplemented from time to time.

         "Company" means Spurlock Adhesives, Inc., a corporation organized and existing under the laws of the State of Virginia, having an address of 209 West Main Street, Waverly, Virginia 23890, and its successors and permitted assigns.

         "Completion   Date"  means  the  date   identified  on  the  completion
certificate delivered by the Company in accordance with Section 4.4 of the Installment Sale Agreement.

         "Condemnation" means the taking of title to, or the use of, Property under the exercise of the power of eminent domain by any Governmental Authority.

         "Construction Contract" means the contract for the construction of the Facility by and between the Company and the Contractor.

         "Construction Period" means the period (A) beginning on the Closing Date and (B) ending on the Completion Date.

         "Contractor" means D.B. Western, Inc.

         "Cost of the Project" means all those costs and items of expense enumerated in Section 4.3 of the Installment Sale Agreement.

         "Debt Service Payment" means, with respect to any Interest Payment Date and/or Purchase Date, (A) the interest payable on the Bonds on such Bond Payment Date, plus (B) the principal, if any, payable on the Bonds on such Bond Payment Date, plus (C) the premium, if any, payable on the Bonds on such Bond Payment Date.

         "Deed to Issuer" means the deed from the Company to the Issuer with respect to the Project Facility.

         "Equipment" means all materials, machinery, equipment, fixtures or furnishings intended to be acquired with the proceeds of the Bonds or any payment made by the Company pursuant to Section 4.5 of the Installment Sale Agreement, and such substitutions and replacements therefor as may be made from time to time pursuant to the Installment Sale Agreement, including, without limitation, all the Property described in Exhibit "B" attached to the Installment Sale Agreement and the Mortgage.

         "Event of Default" means any of those events defined as Events of Default by the terms of Article X of the Indenture, Article X of the Installment Sale Agreement or Article VI of the Mortgage.

         "Facility" means all those buildings, improvements, structures and other related facilities (A) affixed to or attached to the Land and (B) financed with the proceeds of the sale of the Bonds or any payment made by the Company pursuant to Section 4.5 of the Installment Sale Agreement.

         "Financing Documents" means the Bonds, the Indenture, the Installment Sale Agreement, the Assignment, the Bank Documents, the Tax Regulatory Agreement and any other document now or hereafter executed by the Issuer or the Company in favor of the Bondholders or the Trustee or the Bank which affects the rights of the Bondholders or the Trustee or the Bank in or to the Project Facility, in whole or in part, or which secures or guarantees any sum due under the Bonds or any other Financing Document, each as amended from time to time, and all documents related thereto and executed in connection therewith.

         "Governmental Authority" means the United States, the State, any other state and any political subdivision of any of them, and any agency, department, commission, board, bureau or instrumentality of any of them.

         "Gross Proceeds" means one hundred percent (100%) of the proceeds of the transaction in question, including, but not limited to, the settlement of any insurance or Condemnation award.

         "Guarantor" means Spurlock Industries, Inc.

         "Guaranty" means the payment and performance guaranty dated as of October 1, 1997 from the Guarantor in favor of the Bank, as said payment and performance guaranty may be amended or supplemented from time to time.

         "Indebtedness"  shall have the meaning assigned to such term in Section
2.01 of the Mortgage.

         "Indenture" means the trust indenture dated as of September 1, 1997 by and between the Issuer and the Trustee, as said trust indenture may be supplemented or amended from time to time.

         "Independent Counsel" shall mean an attorney or firm of attorneys duly admitted to practice law before the highest court of any state and approved by the Bank and not a full-time employee of the Company or the Issuer.

         "Installment Sale Agreement" means the installment sale agreement dated as of October 1, 1997 by and between the Issuer and the Company, as said installment sale agreement may be supplemented or amended from time to time.

         "Insurance and Condemnation Fund" means the fund so designated and established pursuant to Section 4.03 of the Indenture.

         "Interest Payment Date" means the date on which an installment of interest on the Bonds is paid as set forth in the Indenture.

         "Issuer" means (A) County of Saratoga Industrial Development Agency and its successors and assigns, and (B) any public benefit corporation or political subdivision resulting from or surviving any consolidation or merger to which County of Saratoga Industrial Development Agency or its successors or assigns may be a party.

         "Land" means the approximately 16.37 acre parcel of land constituting Lot #3 in the Moreau Industrial Park in the Town of Moreau, Saratoga County, New York, as more particularly described in Exhibit "A" attached to the Installment Sale Agreement and Exhibit "A" attached to the Mortgage.

         "Letter of Credit" means (A) the irrevocable, direct-pay Letter of Credit issued by the Bank and delivered to the Trustee upon the issuance of the Bonds and (B) any Alternate Credit Facility.

         "Lien" means any interest in Property securing an obligation owed to a Person, whether such interest is based on the common law, statute or contract, and including but not limited to a security interest arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, projections, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics', materialmen's, warehousemen's and carriers' liens and other similar encumbrances affecting real property. For purposes hereof, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

         "Local Authority" means any Governmental Authority which exercises jurisdiction over the Land or the reconstruction, construction or installation of the Project Facility.

         "Maturity Date" means with respect to any Bonds, the Stated Maturity.

         "Mortgage" means the mortgage and security agreement dated as of October 1, 1997 from the Issuer and the Company to the Bank, as said mortgage may be supplemented or amended from time to time.

         "Mortgaged  Property"  shall have the meaning  assigned to such term in
Section 2.01 of the Mortgage.

         "Net Proceeds" means so much of the Gross Proceeds with respect to which that term is used as remain after payment of all fees for services, expenses, costs and taxes (including attorneys' fees) incurred in obtaining such Gross Proceeds.

         "Outstanding" shall have the meaning assigned to such term in the Indenture.

         "Permit" shall mean any permit, license, certificate or authorization of any kind required by any Governmental Authority in connection with the use, ownership, occupancy or operation of the Project Facility, including all such environmental permits required for the transfer, sale or conveyance of any part of the Project Facility or the storage, treatment, generation, handling, transportation, processing or disposal of Hazardous Substances.

         "Permitted Encumbrances" means (A) utility, access and other easements, rights of way, restrictions, encroachments and exceptions that benefit or do not materially impair the utility or the value of the Property affected thereby for the purposes for which it is intended, (B) mechanics', materialmen's, warehousemen's, carriers' and other similar Liens to the extent permitted by
Section 8.8(B) of the Installment Sale Agreement, (C) Liens for taxes, assessments and utility charges (1) to the extent permitted by Section 6.2(B) of the Installment Sale Agreement, or (2) at the time not delinquent, (D) any Lien on the Project Facility obtained through any Financing Document, (E) any exception appearing in the mortgagee title insurance policy issued on the Closing Date and accepted by the Bank and (F) any Permitted Lien (as defined in the Reimbursement Agreement).

         "Person"  means  an  individual,   partnership,   corporation,   trust,
unincorporated organization or Governmental Authority.

         "Plans and Specifications" means the plans and specifications for the construction and reconstruction of the Facility, prepared and stamped by the Architect, and all material amendments and modifications thereof made by change orders; and, if an item for the construction and reconstruction of the Facility is not specifically detailed in the aforementioned plans and specifications, but rather is described by way of manufacturer's or supplier's or contractor's shop drawings, catalog references or similar descriptions, the term also includes such shop drawings, catalog references and descriptions.

         "Pledge and Security Agreement" means (A) the pledge and security agreement dated as of October 1, 1997 by and between the Company and the Bank, as the same may be supplemented or amended from time to time, and (B) the pledge and security agreement by and between the Company and any substitute Bank, as the same may be supplemented or amended form time to time.

         "Project" means (A) the acquisition of the Land, (B) the construction of the Facility, (C) the installation of the Equipment; and (D) the financing of a portion of the costs of the foregoing by the issuance of the Bonds.

         "Project Facility" means, collectively, the Land, the Facility and the Equipment.

         "Project Fund" means the fund so designated and established pursuant to
Section 402 of the Indenture.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Rebate Amount" shall have the meaning assigned to such term in the Tax Regulatory Agreement.

         "Rebate Fund" means the fund so designated and established  pursuant to
Section 402 of the Indenture.

         "Request for Disbursement" means a request from the Company, as agent of the Issuer, stating the amount of disbursement sought in substantially the form of Schedule "D" attached to the Building Loan Agreement.

         "Reimbursement Agreement" means the letter of credit reimbursement agreement dated as of October 1, 1997 between the Company and the Bank, as the same may be amended from time to time and any agreement of the Company with a Credit Facility Issuer setting forth the obligations of the Company to such Credit Facility Issuer arising out of any payments under a Credit Facility.

         "Requirement" or "Local Requirement" means any law,  ordinance,  order,
rule  or  regulation  of  a  Governmental   Authority  or  a  Local   Authority,
respectively.

         "Resolution" means the resolution of the Issuer adopted on September 16, 1997, authorizing the Issuer to undertake the Project, to issue and sell the Bonds and to execute and deliver the Financing Documents to which the Issuer is a party.

         "Security Agreement" means the security agreement dated as of October 1, 1997 from the Company to the Bank, as said security agreement may be supplemented or amended from time to time.

         "SEQR" means Article 8 of the Environmental Conservation Law, Chapter 43-B of the Consolidated Laws of New York, as amended and the regulations adopted pursuant thereto.

         "State" means the State of New York.

         "Stated Amount" shall have the meaning assigned to such term in the Letter of Credit.

         "Stated Maturity" means, when used with respect to any Bond or any installment of interest thereon, the date specified in such Bond as the fixed date on which the principal of such Bond or such installment of interest on such Bond is due and payable.

         "Tax Regulatory Agreement" means the tax regulatory agreement dated the Closing Date executed by the Company in favor of the Issuer, the Trustee and the Bank regarding, among other things, the restrictions prescribed by the Code in order for interest on the Bonds to remain excluded from gross income for federal income tax purposes.

         "Term Loan Note" means the term loan note dated the Closing Date in the principal amount of $1,500,000 from the Company in favor of the Bank.

         "Trust Estate" shall have the meaning assigned to such term in the Indenture.

         "Trustee" means Star Bank, N.A., a national banking association organized and existing under the laws of the United States, having its office at 425 Walnut Street, Cincinnati, Ohio 45201-1118, or any successor trustee or co-trustee, acting as trustee under the Indenture.

         "Unassigned Rights" means (A) the rights of the Issuer granted pursuant to Sections 2.2(E), 2.2(F), 2.2(J), 3.2, 4.1(B), 4.1(D), 4.1(E)(2), 4.1(F),
4.1(G), 4.4, 5.2, 5.3(B)(2), 6.1(B)(1), 6.3, 6.4 (as it relates to the insurance required by Section 6.3),  6.5, 6.6, 7.1, 7.2, 8.1, 8.2, 8.3, 8.4, 8.5,  8.6(C),
8.7, 8.8, 8.9, 8.11,  8.14, 9.1, 9.3, 9.4, 11.1, 11.2, 11.10 and 11.11(B) of the
Installment Sale Agreement, (B) the moneys due and to become due to the Issuer for its own account or the members, officers, agents (other than the Company) and employees of the Issuer for their own account pursuant to Sections 2.2(F), 4.1(F), 5.3(B)(2), 5.3(C), 6.4(B), 8.2, 8.14 and 10.4 of the Installment Sale
Agreement, (C) the rights of the Issuer under Section 6.6 of the Installment Sale Agreement and the moneys due as payments in lieu of taxes under Section 6.6 of the Installment Sale Agreement, and (D) the right to enforce the foregoing pursuant to Article X of the Installment Sale Agreement. Notwithstanding the preceding sentence, to the extent the obligations of the Company under the Sections of the Installment Sale Agreement listed in (A) or (C) above do not relate to the payment of moneys to the Issuer for its own account or to the members, officers, agents (other than the Company) and employees of the Issuer for their own account, such obligations, upon assignment of the Installment Sale Agreement by the Issuer to the Trustee pursuant to the Assignment and to the Bank pursuant to the Mortgage, shall be deemed to and shall constitute obligations of the Company to the Issuer and the Trustee and the Bank, jointly and severally, and either the Issuer or the Trustee or the Bank may commence an action to enforce the Company's obligations under the Installment Sale Agreement.

SECTION 1.2. INTERPRETATION. (A) In the Installment Sale Agreement, unless the context otherwise requires:

                  (1) the terms "hereby", "hereof", "herein", "hereunder" and any similar terms as used in the Installment Sale Agreement refer to the Installment Sale Agreement, and the term "heretofore" shall mean before, and the term "hereafter" shall mean after, the date of the Installment Sale Agreement;

                  (2) words of masculine gender shall mean and include correlative words of feminine and neuter genders, and words importing the singular number shall mean and include the plural number, and vice versa;

                  (3) words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons;

                  (4) any headings preceding the texts of the several Articles and Sections of the Installment Sale Agreement, and any table of contents or marginal notes appended to copies hereof, shall be solely for convenience of reference and shall neither constitute a part of the Installment Sale Agreement nor affect its meaning, construction or effect; and

                  (5) any certificates, letters or opinions required to be given pursuant to the Installment Sale Agreement shall mean a signed document attesting to or acknowledging the circumstances, representations, opinions of law or other matters therein stated or set forth or setting forth matters to be determined pursuant to the Installment Sale Agreement.

                  (B) If any one or more of the covenants or agreements provided herein on the part of the Issuer or the Company to be performed shall, for any reason, be held or shall, in fact, be inoperative, unenforceable or contrary to law in any particular case, such circumstance shall not render the provision in question inoperative or unenforceable in any other case or circumstance. Further, if any one or more of the phrases, sentences, clauses, paragraphs or sections herein should be contrary to law, then such covenant or covenants or agreement or agreements shall be deemed separable from the remaining covenants and agreements hereof and shall in no way affect the validity of the other provisions of the Installment Sale Agreement.

                  (C) The Installment Sale Agreement shall be construed in accordance with the applicable laws of the State.

                                   ARTICLE II

                           REPRESENTATIONS, WARRANTIES
                                  AND COVENANTS


SECTION 2.1. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ISSUER. The Issuer makes the following representations, warranties and covenants as the basis for the undertakings on its part herein contained:

                  (A) The Issuer is duly established under the provisions of the Act and has the power to enter into the Installment Sale Agreement and to carry out its obligations hereunder. Based upon the representations of the Company as to the utilization of the Project Facility, the Project Facility will constitute a "project", as such quoted term is defined in the Act. By proper official action, the Issuer has been duly authorized to execute, deliver and perform the Installment Sale Agreement and the other Financing Documents to which it is a party.

                  (B) Neither the execution and delivery of the Installment Sale Agreement, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of the other Financing Documents by the Issuer will conflict with or result in a breach by the Issuer of any of the terms, conditions or provisions of the Act, the by-laws of the Issuer or any order, judgment, agreement or instrument to which the Issuer is a party or by which it is bound, or will constitute a default by the Issuer under any of the foregoing.

                  (C) The Issuer will cause the Project Facility to be acquired, reconstructed, constructed and installed and will sell the Project Facility to the Company pursuant to the Installment Sale Agreement, all for the purpose of advancing the job opportunities, health, general prosperity and economic welfare of the people of the State and improving their standard of living.

                  (D)      Except  as  provided  in  Article  IX  hereof  and in
Section 10.2(A)(3) hereof, the Issuer, to the extent of its interest therein, shall not sell, assign, transfer, encumber or pledge as security the Project Facility or any part thereof and shall maintain the Project Facility free and clear of all Liens and encumbrances, except as contemplated or allowed by the terms of the Installment Sale Agreement and the other Financing Documents.

                  (E) To assist in financing the Cost of the Project, the Issuer will issue and sell the Bonds. In no event will the Issuer issue and sell additional obligations to pay the Cost of the Project if the issuance and sale of such further obligations would cause interest on the Bonds to be or become subject to federal income taxation under the Code. The Issuer shall cooperate with the Company in the filing by the Company, as agent of the Issuer, of such returns and other information with the Internal Revenue Service as are required by any applicable law or regulation, provided the Company shall bear all costs of preparing, gathering and/or filing such returns and other information.

                  (F) So long as the Bonds shall be outstanding, the Issuer shall not take any action (or omit to take any action which the Trustee or the Company, together with Bond Counsel, advise the Issuer in writing to take) which action (or omission) will in any way cause (1) the proceeds from the sale of the Bonds to be applied in a manner contrary to that provided in the Financing Documents or (2) interest on the Bonds to be includable under the Code in the gross income of the holders thereof.

SECTION 2.2. The Company makes the following representations, warranties and covenants as the basis for the undertakings on its part herein contained:

                  (A) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Virginia, is authorized to conduct business within the State and has the power and authority to enter into the Installment Sale Agreement and the other Financing Documents to which the Company is a party and carry out its obligations hereunder and thereunder.

                  (B) Neither the execution and delivery of the Installment Sale Agreement or the other Financing Documents to which the Company is a party, the consummation of the transactions contemplated hereby or thereby nor the fulfillment of or compliance with the provisions of the Installment Sale Agreement or the other Financing Documents to which it is a party will (1) conflict with or result in a breach of any of the terms, conditions or provisions of the Company's Certificate of Incorporation or By-Laws or of any order, judgment, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing, (2) result in the creation or imposition of any Lien of any nature upon any Property of the Company under the terms of any such instrument or agreement, or (3) require consent under (which has not been heretofore received), conflict with or violate any existing law, rule, regulation, judgment, order, writ, injunction or decree of any government, governmental instrumentality or court (domestic or foreign) having jurisdiction over the Company or any of the Property of the Company.

                  (C) The completion of the Project Facility by the Issuer and the lease and sale thereof by the Issuer to the Company will not result in the removal of a commercial, manufacturing or industrial plant of the Company or any other proposed occupant of the Project Facility from one area of the State to another area of the State or in the abandonment of one or more plants or facilities of the Company or any other proposed occupant of the Project Facility located in the State.

                  (D) The Financing Documents to which the Company is a party constitute, or upon their execution and delivery in accordance with the terms thereof will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms.

                  (E) So long as any Bond is Outstanding, the Project Facility will continue to be a "project", as such quoted term is defined in the Act, and the Company will not take any action (or omit to take any action required by the Financing Documents or which the Trustee or the Issuer or the Bank, together with Bond Counsel, advise the Company in writing should be taken), or allow any action to be taken, which action (or omission) would in any way (1) cause the Project Facility not to constitute a "project", as such quoted term is defined in the Act, (2) cause the proceeds of the Bonds to be applied in a manner contrary to that provided in the Financing Documents or (3) adversely affect the exclusion from gross income of the interest on the Bonds for federal income tax purposes.

                  (F) The Company shall cause all notices required by law to be given, and shall comply or cause compliance with all laws, ordinances, municipal rules and regulations and requirements of all Governmental Authorities applying to or affecting the conduct of work on the Project Facility and the Company will defend and save the Issuer and its officers, members, agents and employees harmless from all fines and penalties due to failure to comply therewith.

                  (G) The Company hereby covenants to comply with all mitigation measures, requirements and conditions, if any, enumerated in the findings issued by the Town of Moreau under

SEQR with respect to the Project Facility and in any other approvals issued by any other Governmental Authority.

                  (H) The Project Facility and the operation thereof will comply with all applicable building, zoning, environmental, planning and subdivision laws, ordinances, rules and regulations of Governmental Authorities having jurisdiction over the Project Facility.

                  (I) All proceeds from the sale of the Bonds shall be used solely to pay the Cost of the Project and the total Cost of the Project is not expected to be less than $6,000,000.

                  (J) The Company shall (1) cause any new employment opportunities created in connection with the Project to be listed with (i) the Regional Office of the New York State Department of Economic Development serving Moreau, New York, (ii) the New York State Department of Labor Jobs Service Division, and (iii) the local service delivery area administrative entity created pursuant to the United States Job Training Partnership Act (P.L. 97-300) serving Moreau, New York, (2) the Company shall file with the Issuer on or before January 1 of each year during which the Bonds are outstanding the status of its employment plan with respect to the Project, including the number of employment opportunities created, the number of employment openings listed in accordance with (i) above and the number of employment positions filled, and (3) the Company agrees, subject to the terms of an existing collective bargaining agreement(s), to first consider for such new employment persons eligible under the United States Job Training Partnership Act.

                  (K) Except as provided in Section 9.4(B) hereof, all items comprising the Equipment shall remain in the Facility at all times during which any Bonds are Outstanding.

                  (L) Not more than one-third of the total Cost of the Project shall be used to provide facilities primarily used in making Retail Sales (as such term is defined in Section 862 of the General Municipal Law of the State) to customers who personally visit such facilities.

                  (M) All representations, warranties, statements of reasonable expectation and covenants of the Company made in the Tax Regulatory Agreement (including the schedules attached thereto) are hereby declared to be for the benefit of, among others, the Issuer and are hereby incorporated herein by reference with the same force and effect as if set forth in full herein and are hereby represented to be true and correct.

SECTION 2.3. COVENANT WITH TRUSTEE AND BONDHOLDERS AND BANK. The Issuer and the Company agree that the Installment Sale Agreement is executed in part to induce the purchase of the Bonds and to induce the Bank to issue the Letter of Credit. Accordingly, all representations, covenants and agreements on the part of the Issuer and the Company set forth in the Installment Sale Agreement are hereby declared to be for the benefit of the Issuer, the Trustee, the holders from time to time of the Bonds and the Bank.

                                   ARTICLE III

                     CONVEYANCE AND USE OF PROJECT FACILITY


SECTION 3.1. CONVEYANCE TO ISSUER. The Company has conveyed or will convey, or will cause to be conveyed, to the Issuer title to the Project Facility pursuant to the Deed to Issuer and the Bill of Sale to Issuer. The Company represents and warrants that it has good and marketable title to the Project Facility, free and clear of all Liens except for Permitted Encumbrances, and agrees that it will defend, indemnify and hold the Issuer, the Trustee and the Bank harmless from any expense or liability due to any defect in title thereto.

SECTION  3.2.  USE OF PROJECT  FACILITY.  Subsequent  to the Closing  Date,  the
Company shall be entitled to use the Project Facility in any manner not otherwise prohibited by the Financing Documents, provided that such use causes the Project Facility to qualify or continue to qualify as a "project" under the Act and does not tend, in the reasonable judgment of the Issuer, to bring the Project Facility into disrepute as a public project; provided, further, however, that at no time shall any such use be other than as a manufacturing facility without the written consent of the Issuer and the Bank.

                                   ARTICLE IV

                  ACQUISITION, CONSTRUCTION AND INSTALLATION OF
              PROJECT FACILITY; ISSUANCE OF BONDS; USE OF PROCEEDS


SECTION 4.1. ACQUISITION, CONSTRUCTION AND INSTALLATION OF PROJECT FACILITY. (A) The Company shall, on behalf of the Issuer, promptly acquire, construct and install the Project Facility or cause the Project Facility to be acquired, constructed, and installed, all in accordance with the Plans and Specifications.

                  (B) No material change in the Plans and Specifications shall be made unless the Bank shall have consented thereto in writing and the Issuer shall have been furnished with an unqualified opinion of Bond Counsel that the construction of the Facility and installation of the Equipment in accordance with the revised Plans and Specifications will not adversely affect the tax-exempt status of the interest payable on the Bonds.

                  (C) Title to all materials, equipment, machinery and other items of Property intended to be incorporated into or installed in and to become part of the Project Facility shall vest in the Issuer immediately upon deposit on the Land or incorporation into or installation in the Facility, whichever shall occur first. The Company shall execute, deliver and file all instruments necessary or appropriate to vest title in the Issuer and shall take all action necessary or appropriate to protect such title against claims of any third Persons.

                  (D) The Issuer shall enter into, and accept the assignment of, such contracts as the Company may request in order to effectuate the purposes of this Section 4.1; provided, however, that the liability of the Issuer thereunder shall be limited to moneys disbursed under the Indenture.

                  (E)      The Issuer  hereby  appoints  the Company as its true
and lawful agent to perform under the following authority in compliance with the terms, purposes and intent of the Financing Documents, and the Company hereby accepts such agency: (1) to acquire the land and reconstruct and construct the Facility and acquire, construct and install the Project Facility, (2) to make, execute, acknowledge and deliver any contracts, orders, receipts, writings and instructions with any other Persons, and in general to do all things which may be requisite or proper, all for the reconstruction, construction and installation of the Project Facility, with the same powers and with the same validity as the Issuer could do if acting in its own behalf, provided that the liability of the Issuer thereunder shall be limited to moneys advanced under the Indenture, (3) to pay all fees, costs and expenses incurred in the reconstruction, construction and installation of the Project Facility from funds made available therefor in accordance with the Installment Sale Agreement and the Indenture, (4) to request on behalf of the Issuer, and receive for the purpose of paying the Cost of the Project, disbursements of the proceeds of the Bonds pursuant to the Indenture, (5) to ask, demand, sue for, levy, recover and receive all such sums of money, debts, dues and other demands whatsoever which may be due, owing and payable to the Issuer under the terms of any contract, order, receipt or writing in connection with the reconstruction, construction and installation of the Project Facility and to enforce the provisions of any contract, agreement, obligation, bond or other performance security in connection with the same, and (6) to appoint sub-agents in connection with any of the foregoing.

                  (F) The Company has given or will give or cause to be given all notices and has complied or will comply or cause compliance with all laws, ordinances, rules, regulations and requirements of all Governmental Authorities applying to or affecting the conduct of work on the Project Facility, and the Company will defend, indemnify and save the Issuer, the Trustee and the Bank and their respective officers, members, agents, servants and employees harmless from all fines and penalties due to failure to comply therewith. All permits and licenses necessary for the prosecution of work on the Project Facility shall be procured promptly by the Company.

                  (G) To the extent required by applicable law, the Company will cause (1) compliance with the requirements of Article 8 of the Labor Law of the State, and (2) any contractor, subcontractors and other persons involved in the construction and installation of the Project Facility to comply with Article 8 of the Labor Law of the State.

                  (H) The Company for itself and on behalf of the Issuer covenants that the moneys advanced pursuant to the Indenture shall be held as a trust fund pursuant to Section 13 of the Lien Law of the State to be applied first for the purpose of paying the Cost of Improvement (as defined in the Lien
Law) with regard to the Project Facility and it will apply the same first to such payment before using any part thereof for any other purpose.

                  (I) The Company agrees to file with the Department of Taxation and Finance of the State in a manner and at the time prescribed thereby, information relating to the extent of exemption from sales and use tax claimed with respect to the construction and equipping of the Project Facility all in compliance with Section 874 of the General Municipal Law of the State. THE COMPANY ACKNOWLEDGES THAT THE FAILURE TO COMPLY WITH THE PROVISIONS OF SAID
SECTION 874 SHALL RESULT IN A REVOCATION OF THE AUTHORITY GRANTED PURSUANT TO SUBSECTION (E) OF THIS SECTION 4.1.

SECTION 4.2. ISSUANCE OF BONDS. In order to finance a portion of the Cost of the Project, together with other costs and incidental expenses in connection therewith, the Issuer agrees that it will issue, sell and cause to be delivered to the purchaser thereof the Bonds, as provided in the Indenture. THE ISSUER MAKES NO REPRESENTATION, EXPRESS OR IMPLIED, THAT THE NET PROCEEDS OF THE BONDS WILL BE SUFFICIENT TO COMPLETE THE ACQUISITION, CONSTRUCTION AND INSTALLATION OF THE PROJECT FACILITY.

SECTION 4.3. APPLICATION OF PROCEEDS OF BONDS. The proceeds of the sale of the Bonds shall be deposited by the Issuer with the Trustee as provided in the Indenture and, following the Completion Date and upon submission to the Trustee of a Request for Disbursement certified by an Authorized Representative of the Company, and otherwise complying with the requirements of the Indenture, the Reimbursement Agreement and the Building Loan Agreement, shall be applied to pay the following items of cost and expenses in connection with the acquisition of the Land, the construction of the Facility, the acquisition and installation of the Equipment and the financing of the same, and for no other purpose:

                  (A) the cost of preparing the Plans and Specifications as they relate to the Facility and the Equipment (including any preliminary study or planning for the Facility and the Equipment or any necessary further study or any aspect thereof);

                  (B)      all costs incurred in connection with the acquisition
of  the  Land,  the  construction  of  the  Facility  and  the  acquisition  and installation of the Equipment (including architectural, engineering and supervisory services with respect thereto);

                  (C) all fees, taxes, charges and other expenses for recording or filing, as the case may be, the Assignment, the Installment Sale Agreement or a Memorandum thereof, the Indenture, the Mortgage, the Collateral Mortgage any other agreement contemplated hereby, any financing statements and any title curative documents that the Issuer or the Trustee or the Bank may deem desirable in order to perfect or protect the Issuer's, the Trustee's, the Bank's or the Company's respective interests in the Project Facility, and any security interests contemplated by the Financing Documents;

                  (D) all fees and expenses in connection with any actions or proceedings that the Issuer or the Trustee or the Bank may deem desirable in order to perfect or protect the Issuer's, the Trustee's, the Bank's or the Company's respective interests in the Project Facility, except for removing Permitted Encumbrances;

                  (E) any expenses of the Company in enforcing any remedy against any contractor or subcontractor in accordance with Section 4.6 hereof;

                  (F) the cost of all insurance maintained with respect to the Project Facility pursuant to Section 6.3 hereof during the Construction Period and the cost of maintaining a payment and performance bond (or letter of credit in substitution therefor), if any, with respect to the Construction Contract;

                  (G)      all   interest   payable  on  the  Bonds  during  the
Construction Period;

                  (H) all interest payable on any interim financing the Company may have secured with respect to the Project Facility in anticipation of the issuance of the Bonds;

                  (I)      all legal, accounting, financial advisory, investment
banking, underwriting, rating agency, blue sky, legal investment and any other fees, discounts, costs and expenses incurred by the Issuer, the Company, the Trustee or the Bank in connection with the preparation, reproduction, authorization, issuance, execution, delivery and sale of the Bonds and the other Financing Documents and all other documents in connection therewith, with the acquisition of the Land, the construction of the Facility and the acquisition and installation of the Equipment, and with any other transaction contemplated by the Bonds, the Indenture and the Installment Sale Agreement;

                  (J) the administration and acceptance fees, costs and expenses (including, but not limited to, reasonable attorneys' fees) of the Issuer, the Trustee and the Bank;

                  (K)      all title insurance, appraisal and surveying costs;

                  (L) payment of the taxes and assessments for the Project Facility payable during or allocable to the Construction Period;

                  (M)      the   satisfaction   of  any  existing   indebtedness
encumbering the Project Facility; and

                  (N) reimbursement to the Company for any of the above enumerated costs and expenses paid and incurred by the Company.

SECTION 4.4. COMPLETION OF PROJECT FACILITY. The Company will proceed with due diligence to complete in a good and workmanlike manner the acquisition of the Land, the construction of the Facility and the acquisition and installation of the Equipment and in any event completion of the

Project Facility shall occur within three (3) years from the Closing Date. Completion of the same shall be evidenced by a certificate signed by an Authorized Representative of the Company delivered to the Issuer, the Trustee and the Bank stating (A) the date of such completion, (B) that all labor, services, materials and supplies used therefor and all costs and expenses in connection therewith have been or will be paid, (C) that the acquisition of the Land, the construction of the Facility and the acquisition and installation of the Equipment have been completed with the exception of ordinary punchlist items and work awaiting seasonal opportunity, (D) that the Company or the Issuer has good and valid title to all Property constituting a portion of the Project Facility, and that the Project Facility is subject to the Installment Sale Agreement and that the Project Facility is subject to the Lien of the Mortgage, and (E) that the Project Facility is ready for occupancy, use and operation for its intended purposes. Notwithstanding the foregoing, such certificate may state
(1) that it is given without prejudice to any rights of the Company against third parties which exist at the date of such certificate or which may subsequently come into being, (2) that it is given only for the purposes of this
Section 4.4, and (3) that no Person other than the Issuer, the Trustee and the Bank may benefit therefrom. Such certificate shall be accompanied by (a) a certificate of occupancy, or a letter from the Local Authority stating no certificate of occupancy is required, and any and all permissions, licenses or consents required of Governmental Authorities for the occupancy, operation and use of the Project Facility for its intended purposes, (b) if requested, an opinion of counsel to the Company addressed to the Issuer, the Trustee and the Bank that the Indenture constitutes a valid first Lien on and perfected security interest in the Trust Revenues subject only to Permitted Encumbrances, and that the Project Facility will serve the purposes contemplated by the Installment Sale Agreement and the Indenture and (c) any other items reasonably requested by the Issuer or the Trustee or the Bank.

SECTION 4.5. COMPLETION BY COMPANY. (A) In the event that the proceeds of the Bonds are not sufficient to pay in full all costs of acquiring the Land, constructing the Facility and acquiring and installing the Equipment, the Company agrees, for the benefit of the Issuer and the Trustee and the Bank, to complete such acquisition, construction and installation and to pay all such sums as may be in excess of the moneys available therefor in the Project Fund. Title to the interest in the Facility constructed and the Equipment acquired or installed at the Company's expense shall immediately upon such acquisition, construction or installation vest in the Issuer. The Company shall execute, deliver and record or file such instruments as the Issuer may request in order to perfect or protect the Issuer's title to or interest in such portions of the Facility and the Equipment as are contemplated in this paragraph.

                  (B)      No payment by the Company  pursuant  to this  Section
4.5 shall entitle the Company to any reimbursement for any such expenditure from the Issuer or the Trustee or to any diminution or abatement of any amounts payable by the Company under the Installment Sale Agreement.

SECTION 4.6. REMEDIES TO BE PURSUED AGAINST CONTRACTORS, SUBCONTRACTORS, MATERIALMEN AND THEIR SURETIES. In the event of a default by any contractor, subcontractor or materialman under any contract made by it in connection with the construction of the Facility or the acquisition and installation of the Equipment or in the event of a breach of warranty or other liability with respect to any materials, workmanship or performance guaranty, the Company may proceed, either separately or in conjunction with others, to exhaust the remedies of the Company and the Issuer against the contractor, subcontractor or materialman so in default and against each surety for the performance of such contract. The Company may, in its own name or, with the prior written consent of the Issuer, in the name of the Issuer, prosecute or defend any action or proceeding or take any other action involving any such contractor, subcontractor, materialman or surety which the Company deems reasonably necessary, and in such event the Issuer hereby agrees, at the Company's sole expense, to cooperate fully with the Company and to take all action necessary to effect the substitution of the Company for the Issuer in any such action or proceeding. The Company shall immediately advise the Issuer, Trustee and the Bank of any actions or proceedings taken hereunder. The Net Proceeds of any recovery secured by the Company as a result of any action pursued against a contractor, subcontractor, materialman or their sureties pursuant to this Section 4.6 shall be used to the extent necessary to complete the Project Facility, the balance then to be deposited in the Insurance and Condemnation Fund and applied as provided in Section 4.03 of the Indenture.

                                    ARTICLE V

                AGREEMENT TO CONVEY PROJECT FACILITY; INSTALLMENT
                  PURCHASE PAYMENTS AND OTHER AMOUNTS PAYABLE


SECTION 5.1. AGREEMENT TO CONVEY PROJECT FACILITY. In consideration of the Company's covenant herein to make installment purchase payments and in consideration of the other covenants of the Company contained herein, including the covenant to make additional and other payments required hereby, the Issuer hereby agrees to sell and convey to the Company, and the Company hereby agrees to purchase and acquire from the Issuer, the Project Facility, subject only to Permitted Encumbrances and the Lien of the Mortgage. The obligation of the Issuer under this Section to convey the Project Facility to the Company shall be subject to there being no Event of Default existing hereunder, or any other event which would, but for the passage of time, be an Event of Default.

SECTION 5.2. CONVEYANCE; INSTRUMENTS. (A) the Project Facility shall be conveyed from the Issuer to the Company on April 1, 2008, or on such earlier date as hereinafter provided.

                  (B) The sale and conveyance of the Issuer's right, title and interest in and to the Land and the Facility shall be effected by the execution, delivery and recording by the Issuer of the Deed to the Company (a form of which is attached hereto as Exhibit "C"). The sale and conveyance of the Issuer's right, title and interest in and to the Equipment shall be effected by the execution and delivery by the Issuer to the Company of the Bill of Sale to the Company (a form of which is attached hereto as Exhibit "D").

                  (C) The Company hereby agrees to pay all expenses, filing and recording fees and taxes, if any, applicable to or arising from the transfer contemplated by this Section.

SECTION 5.3. INSTALLMENT PURCHASE PAYMENTS AND OTHER AMOUNTS PAYABLE. (A) On or before each Bond Payment Date, the Company shall pay to the Trustee for deposit into the Bond Fund an amount which, when added to any amounts then held in the Bond Fund, shall equal the amount payable as principal of, and premium, if any, and interest on the Bonds on such Bond Payment Date and all other amounts then due or past due on the Bonds, including any late charges accruing thereon and any acceleration or prepayment of principal and accrued interest thereon. Notwithstanding the foregoing, while the Letter of Credit is in effect, the Company shall deposit all such amounts directly with the Bank to reimburse the Bank for draws on the Letter of Credit, and the Bank shall apply such amounts to the reimbursement obligation of the Company. The obligation of the Company to make any payment hereunder shall be deemed satisfied and discharged to the extent of the corresponding payment made by the Bank to the Trustee under the Letter of Credit, provided further, however, that any payment by the Bank to the Trustee under the Letter of Credit will not relieve the Company of any of its obligations under the Reimbursement Agreement.

                  (B) The Company shall pay as additional installment purchase payments any premium due on the Bonds and any of the following:

                           (1) Within thirty (30) days after receipt of a demand therefor from the Trustee, the Company shall pay to the Trustee the following amounts:

                           (a) the reasonable fees and expenses of the Trustee for performing its obligations under the Indenture;

                           (b) the sum of the expenses of the Trustee reasonably incurred in performing the obligations of (i) the Company under the Installment Sale Agreement, or (ii) the Issuer under the Bonds, the Indenture or the Installment Sale Agreement; and

                           (c) the Trustee's reasonable attorneys' fees incurred in connection with the foregoing and any other moneys due the Trustee pursuant to the provisions of any of the Financing Documents.

                           (2) (a) Within thirty (30) days after receipt of a demand therefor from the Issuer, the Company shall pay to the Issuer the sum of the reasonable expenses including attorneys' fees of the Issuer and the officers, members, agents and employees thereof incurred by reason of the Issuer's ownership, financing or sale of the Project Facility or in connection with the carrying out of the Issuer's duties and obligations under the Installment Sale Agreement or any of the other Financing Documents, and any other reasonable expense of the Issuer with respect to the Project Facility, the sale of the Project Facility to the Company, the Bonds or any of the other Financing Documents, the payment of which is not otherwise provided for under the Installment Sale Agreement.

                  (C)      The  Company  agrees  to  make  the   above-mentioned
payments, without any further notice, in lawful money of the United States of America as, at the time of payment, shall be legal tender for the payment of public and private debts. In the event the Company shall fail to make any payment required by this Section 5.3 for a period of more than ten (10) days from the date such payment is due, the Company shall pay the same, together with interest thereon, at a rate of two percent (2%) per month or the maximum rate permitted by law, whichever is less, from the date on which such payment was due until the date on which such payment is made.

                  (D) In the event of an application of moneys in the Project Fund toward prepayment of the principal of the Bonds pursuant to Section
4.02 of the Indenture, there shall be no abatement or reduction in the amounts payable by the Company under this Section 5.3.

SECTION 5.4. NATURE OF OBLIGATIONS OF COMPANY HEREUNDER. (A) The obligations of the Company to make the payments required by the Installment Sale Agreement and to perform and observe any and all of the other covenants and agreements on its part contained herein shall be general obligations of the Company and shall be absolute and unconditional irrespective of any defense or any rights of set-off, recoupment or counterclaim the Company may otherwise have against the Issuer, the Trustee or the Bank. The Company agrees that it will not suspend, discontinue or abate any payment required by, or fail to observe any of its other covenants or agreements contained in, the Installment Sale Agreement, or terminate the Installment Sale Agreement for any cause whatsoever, including, without limiting the generality of the foregoing, failure to complete the acquisition of the Land, the construction of the Facility or the acquisition and installation of the Equipment, any material defect in the title, design, operation, merchantability, fitness or condition of the Project Facility or any part thereof or in the suitability of the Project Facility or any part thereof for the Company's purposes or needs, failure of consideration for, destruction of or damage to, Condemnation of title to or the use of all or any part of the Project Facility, any change in the tax or other laws of the United States of America or of the State or any political subdivision thereof, or any failure of the Issuer to perform and observe any agreement, whether expressed or implied, or any duty, liability or obligation arising out of or in connection with the Installment Sale Agreement.

                  (B) Nothing contained in this Section 5.4 shall be construed to release the Issuer from the performance of any of the agreements on its part contained in the Installment Sale Agreement, and, in the event the Issuer should fail to perform any such agreement, the Company may institute such action against the Issuer as the Company may deem necessary to compel performance (subject to the provisions of Section 11.10 hereof) or recover damages for non-performance; provided, however, that the Company shall look solely to the Issuer's estate and interest in the Project Facility for the satisfaction of any right or remedy of the Company for the collection of a judgment (or other judicial process) requiring the payment of money by the Issuer in the event of any liability on the part of the Issuer, and no other Property or assets of the Issuer shall be subject to levy, execution, attachment or other enforcement procedure for the satisfaction of the Company's remedies under or with respect to the Installment Sale Agreement, the relationship of the Issuer and the Company hereunder or the Company's lease of and title to the Project Facility, or any other liability of the Issuer to the Company.

SECTION 5.5. PREPAYMENT OF INSTALLMENT PURCHASE PAYMENTS. At any time that any Bond is subject to prepayment, to the extent and subject to the conditions upon which prepayment of such Bond is permitted by the terms thereof, the Company may, at its option, prepay, in whole or in part, the installment purchase payments payable hereunder by either (A) causing there to be Available Moneys in an amount equal to the redemption price of the Bonds being redeemed on deposit with the Trustee thirty-five (35) days prior to the date such moneys are to be applied to the redemption of Bonds under Section 8.02 of the Indenture, or (B) delivering to the Trustee notice of its election to cause the redemption of the Bonds together with a written assurance from the Bank that the Letter of Credit may be drawn upon to pay the redemption price of the Bonds being redeemed. In no event shall prepayment be permitted unless the Company shall give to the Trustee the notice required by Section 8.02 of the Indenture.

SECTION 5.6. RIGHTS AND OBLIGATIONS OF COMPANY UPON DISCHARGE OF LIEN OF MORTGAGE. (A) Subject to the provisions of Section 5.6(B) hereof, in the event the Bonds and all sums due under the Reimbursement Agreement and the other Financing Documents shall have been paid in full, the Issuer shall request the Bank to do all acts and execute all documents as may be reasonably necessary to effect the satisfaction and discharge of the Lien of the Mortgage on the Project Facility.

                  (B) The conditions that must be satisfied in order to obtain the discharge and satisfaction of the Lien of the Mortgage on the Project Facility shall be determined in accordance with the provisions of the Mortgage and the Indenture. In the event that such conditions are satisfied, the Issuer shall request the Bank to do all acts and execute all documents as may reasonably be necessary to effect discharge of the Lien of the Mortgage on the Project Facility, and, at the request of the Company, shall do all acts and execute all documents as may reasonably be necessary to discharge the Lien of the Installment Sale Agreement on the Project Facility to the extent the same may be discharged.

SECTION 5.7. GRANT OF SECURITY INTEREST. The Company hereby grants the Issuer a security interest in all of the right, title and interest of the Company in the Project Facility and in all additions and accessions thereto, all replacements and substitutions therefor and all proceeds thereof and all books, records and accounts of the Company pertaining to the Project Facility as security for payment of the installment purchase payments and all other payments and obligations of the Company hereunder. The Company hereby irrevocably appoints the Issuer as its attorney-in-fact to execute and deliver and file any instruments necessary or convenient to perfect and continue the security interest granted herein.

                                   ARTICLE VI

                 MAINTENANCE, MODIFICATIONS, TAXES AND INSURANCE


SECTION 6.1. MAINTENANCE AND MODIFICATIONS OF PROJECT FACILITY. (A) So long as any of the Bonds are Outstanding the Company shall (1) keep the Project Facility in good condition and repair and preserve the same against waste, loss, damage and depreciation, ordinary wear and tear excepted, (2) make all necessary repairs and replacements to the Project Facility or any part thereof (whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen), and (3) operate the Project Facility in a sound, economic manner and in conformity with all applicable environmental laws and regulations.

                  (B) After the Construction Period, the Company shall not make any structural additions, modifications or improvements to the Project Facility without the prior written consent of the Bank, and in any event shall not make any such structural additions, modifications or improvements unless:

                           (1) the Company shall (a) give or cause to be given all notices and comply or cause compliance with all laws, ordinances, municipal rules and regulations and requirements of all Governmental Authorities applying to or affecting the conduct of work on such addition, modification or improvement to the Project Facility, or a part thereof, (b) defend and save the Issuer, the Trustee and the Bank and their respective officers, members, agents and employees harmless from all fines and penalties due to failure to comply therewith, (c) promptly procure all permits and licenses necessary for the prosecution of any work described in this Section 6.1(B), and (d) make all payments in lieu of taxes required by Section 6.6 hereof;

                           (2) the addition, modification or improvement to the Project Facility shall not constitute a default under any of the Financing Documents; and

                           (3) the Company shall furnish to the Issuer, the Trustee and the Bank, at least 30 days prior to commencing such addition, modification or improvement an opinion, in form and substance satisfactory to the Issuer, the Trustee and the Bank, of Bond Counsel that the tax-exempt status of the interest on the Bonds will not be adversely affected thereby.

SECTION 6.2. TAXES, ASSESSMENTS AND UTILITY CHARGES. (A) The Company shall pay or cause to be paid, as the same respectively become due, (1) all taxes and governmental charges of any kind whatsoever which may at any time be lawfully assessed or levied against or with respect to the Project Facility, (2) all utility and other charges, including "service charges", incurred or imposed for the operation, maintenance, use, occupancy, upkeep and improvement of the Project Facility, and (3) all assessments, rents and other charges of any kind whatsoever lawfully made by any Governmental Authority for public improvements; provided that, with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Company shall be obligated hereunder to pay only such installments as are required to be paid during all periods that sums payable by the Company hereunder or under any of the other Financing Documents are due and owing.

                  (B) Notwithstanding the provisions of subsection (A) of this Section 6.2 but subject, however, to the provisions of Section 2.02(B)(3)(b) of the PILOT Agreement, the Company may in good faith actively contest any such taxes, assessments and other charges, provided that the Company shall have paid such taxes.

SECTION 6.3. INSURANCE REQUIRED. At all times that any Bond is Outstanding and/or the Issuer is the owner of the Project Facility, the Company shall maintain or, with respect to the insurance required by Subsection (E) of this
Section 6.3, cause the general contractor to maintain, insurance with respect to the Project Facility against such risks and for such amounts as are customarily insured against by businesses of like size and type, paying, as the same become due and payable, all premiums with respect thereto, including, but not necessarily limited to:

                  (A) (1) Prior to completion of the Project Facility, builder's all-risk (or equivalent coverage) insurance upon any work done or material furnished in connection with the reconstruction and equipping of the Project Facility with extended coverage for vandalism, malicious mischief, debris removal and collapse insurance endorsements issued to the Company and the Issuer as insured, and the Bank as mortgagee and loss payee under a New York
standard   mortgagee   clause,   and  written  in  one  hundred  percent  (100%)
non-reporting completed form with fire and extended coverage in the Stated Amount, and (2) with respect to the Project Facility, at such time that builder's risk insurance shall not be available due to the completion of the Project Facility, insurance protecting the interests of the Company and the Issuer as insured and the Bank and as mortgagee and loss payee, as its interest may appear, against loss or damage to the Project Facility by fire, lightning, vandalism, malicious mischief and other perils normally insured against with a uniform extended coverage endorsement, such insurance at all times to be in an amount not less than the greater of the total principal amount of the Bonds Outstanding or the total cash replacement cost of the Project Facility, exclusive of footings and foundations as determined at least once every three
(3) years by a recognized appraiser or insurer selected by the Company; provided, however, that the Company may, with the consent of the Bank (such consent not to be unreasonably withheld or delayed) insure all or a portion of the Project Facility under a blanket insurance policy or policies covering not only the Project Facility or portions thereof but other Property.

                  (B) To the extent applicable, workers' compensation insurance, disability benefits insurance and such other forms of insurance which the Company is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of the Company who are located at or assigned to the Project Facility or who are responsible for the reconstruction and construction of the Facility or the installation of the Equipment.

                  (C) Insurance protecting the Company, the Issuer and the Bank against loss or losses from liabilities imposed by law or assumed in any written contract (including, without limitation, the contractual liability assumed by the Company under Sections 8.2, 8.12 and 8.13 of the Installment Sale Agreement) and arising from personal injury or death or damage to the Property of others caused by any accident or occurrence, with limits of not less than $2,000,000 per person per accident or occurrence on account of personal injury, including death resulting therefrom, and $2,000,000 per accident or occurrence on account of damage to the Property of others, excluding liability imposed upon the Company by any applicable workers' compensation law, and a separate umbrella liability policy with a limit of not less than $5,000,000.

                  (D) If the Project Facility is located within an area identified by the Secretary of Housing and Urban Development as having special flood hazards, insurance against loss by floods in an amount at least equal to the total principal amount of the Bonds Outstanding or to the maximum limit of coverage made available, whichever is less.

                  (E) During the Construction Period, the general contractor and any subcontractor constructing and equipping the Project Facility shall be required to carry workers' compensation and general comprehensive liability insurance containing coverages for premises operations, products and completed operations, explosion, collapse and underground damage hazard, contractor's protective, owner's protective and coverage for all owned, non-owned and hired vehicles with non-ownership protection from the general contractor or subcontractor's employees providing the following minimum limits:

                           (a)      Workers'    compensation    and   employer's
                                    liability - in accordance with applicable law, covering loss resulting from injury, sickness, disability and death of employees located at or assigned to the Facility or who are responsible for the construction of the Facility or the installation of the Equipment.

                           (b)      comprehensive general liability:

                                    (i)      Bodily   injury   liability  in  an
                                    amount not less than $1,000,000 for each accident and not less than $5,000,000 for injuries sustained by two or more persons in any one accident.

                                    (ii)     Property  damage  liability  in  an
                                    amount  not less  than  $1,000,000  for each
                                    accident and not less than $5,000,000 in the
                                    aggregate   for  each  year  of  the  policy
                                    period.

                           (c)      Comprehensive automobile liability:

                                    (i)      Bodily   injury   liability  in  an
                                    amount not less than $1,000,000 for each accident and not less than $5,000,000 for injuries sustained by two or more persons in any one accident.

                  (F)      Business   Interruption   insurance   in  an   amount
sufficient to cover any loss of income from the Project Facility for a period of not less than twelve (12) months, to be reviewed and adjusted annually.

                  (G) Other insurance coverage required by any Governmental Authority in connection with any Requirement.

                  (H) THE ISSUER DOES NOT IN ANY WAY REPRESENT OR WARRANT THAT THE INSURANCE SPECIFIED HEREIN, WHETHER IN SCOPE OR IN LIMITS OF COVERAGE, IS ADEQUATE OR SUFFICIENT TO PROTECT THE COMPANY'S OR THE TRUSTEE'S RESPECTIVE BUSINESS OR INTERESTS.

SECTION 6.4. ADDITIONAL PROVISIONS RESPECTING INSURANCE. (A) All insurance required by Section 6.3 hereof shall be procured and maintained in financially sound and generally recognized responsible insurance companies selected by the Company and authorized to write such insurance in the State and satisfactory to the Issuer and the Bank. The company or companies issuing the policies required by Sections 6.3(A) and 6.3(F) shall be rated "A" or better by A.M. Best Co., Inc. in the most recent edition of Best's Key Rating Guide. Such insurance may be written with deductible amounts comparable to those on similar policies carried by other companies engaged in businesses similar in size, character and other respects to those in which the Company is engaged. All policies evidencing such insurance shall name the Company and the Issuer as insureds, policies evidencing insurance as required by Section 6.3(A) shall name the Bank as mortgagee and loss payee, as its interest may appear, and provide for at least thirty (30) days' written notice to the Company, the Issuer and the Bank prior to cancellation, lapse, reduction in policy limits or material change in coverage thereof and shall contain a standard mortgagee endorsement in favor of the Bank as mortgagee and loss payee, as its interest may appear. All insurance required hereunder shall be in form, content and coverage satisfactory to the Issuer and the Bank. Binders satisfactory in form and substance to the Issuer and the Bank to evidence all insurance required hereby shall be delivered to the Issuer and the Bank on or before the Closing Date. The Company shall deliver to the Issuer and the Bank on or before the first Business Day of each calendar year thereafter a binder dated not earlier than the immediately preceding November 15th reciting that there is in full force and effect, with a term covering at least the next succeeding calendar year, insurance in the amounts and of the types required by Sections 6.3 and 6.4 hereof. At least thirty (30) days prior to the expiration of any such policy, the Company shall furnish to the Issuer and the Bank evidence that the policy has been renewed or replaced or is no longer required by the Installment Sale Agreement.

                  (B) All premiums with respect to the insurance required by Section 6.3 hereof shall be paid by the Company; provided, however, that, if the premiums are not timely paid, the Issuer or the Bank may pay such premiums and the Company shall pay immediately upon demand all sums so expended by the Issuer or the Bank together with interest at a rate of one and one half percent (1.5%) per month or the highest rate permitted by law, whichever is less. All amounts so paid by the Issuer or the Bank together with interest thereon shall be deemed secured by the Financing Documents.

                  (C) (1) The Company shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under Section 6.3 unless the Issuer and the Bank are included therein as a named insured with loss payable to the Bank under a standard non-contributory mortgage endorsement of the above described character. The Company shall immediately notify the Bank whenever any such separate insurance is taken out and shall promptly deliver to the Bank and the Issuer the policy or policies of such insurance.

                           (2) Each of the policies required pursuant to Section
6.3 hereof shall waive any right of subrogation against any Person insured under such policy, and shall waive any right of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Person insured under such policy.

SECTION 6.5. APPLICATION OF NET PROCEEDS OF INSURANCE. The Net Proceeds of the insurance carried pursuant to the provisions of Section 6.3 hereof shall be applied as follows: (A) the Net Proceeds of the insurance required by Section 6.3(A) and 6.3(D) hereof shall be paid to the Bank and applied as provided in
Section 7.1 hereof, (B) the Net Proceeds of the insurance required by Section 6.3(B), 6.3(C), 6.3(E) and 6.3(G) hereof shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid and (C) the Net Proceeds of the insurance required by Section 6.3(F) shall be applied toward Debt Service Payments.

SECTION 6.6. PAYMENTS IN LIEU OF TAXES. (A) It is recognized that, under the provisions of the Act, the Issuer is required to pay no taxes or assessments upon any of the property acquired by it or under its jurisdiction, control or supervision or upon its activities. It is not the intention, however, of the parties hereto that the Project Facility be treated as exempt from real property taxation. Accordingly, the parties acknowledge that a Payment In Lieu of Tax Agreement (the "PILOT Agreement") has been executed with respect to the Project Facility. Until the expiration date of the PILOT Agreement, the Issuer and the Company hereby agree that the Company (or any subsequent user of the Project Facility under this Installment Sale Agreement) shall be required to make or cause to be made payments in lieu of real estate taxes in the amounts and in the manner set forth in the PILOT Agreement.

                  (B) In the event that (1) the Project Facility would be subject to real property taxation if owned by the Company but shall be deemed exempt from real property taxation due to the involvement of the Issuer therewith, and (2) the PILOT Agreement shall not have been entered into by the Issuer and the Company, or, if entered into, the PILOT Agreement shall for any reason no longer be in effect, the Issuer and the Company hereby agree that the Company, or any subsequent user of the Project Facility under this Installment Sale Agreement, shall in such event be required to make or cause to be made payments in lieu of taxes to the school district or school districts, city, town, county, village and other political units wherein the Project Facility is located having taxing powers (such political units are hereinafter collectively referred to as the "Taxing Entities") in such amounts as would result from taxes being levied on the Project Facility by the Taxing Entities if the Project Facility were privately owned by the Company and not deemed owned by or under the jurisdiction, control or supervision of the Issuer, but with appropriate reductions similar to the real property tax exemptions and credits, if any, which would be afforded to the Company if it were the owner of the Project Facility. It is agreed that the Company, in cooperation with the Issuer, (a) shall cause the Project Facility to be valued for purposes of determining the amounts due hereunder as if owned by the Company as aforesaid by the appropriate officer or officers of any of the Taxing Entities as may from time to time be charged with responsibility for making such valuations, (b) shall cause to be appropriately applied to the valuation or valuations so determined the respective tax rate or rates of the Taxing Entities that would be applicable to the Project Facility if so privately owned, (c) shall cause the appropriate officer or officers of the Taxing Entities charged with the duty of levying and collecting such taxes to submit to the Company, when the respective levies are made for purposes of such taxes upon Property privately owned as aforesaid, statements specifying the amounts and due dates of such taxes which the Taxing Entities would receive if such Property were so privately owned by the Company and not deemed owned by or under the jurisdiction, control or supervision of the Issuer, and (d) shall file with the appropriate officer or officers any accounts or tax returns furnished to the Issuer by the Company for the purpose of such filing.

                  (C) The Company shall pay or cause to be paid to the Taxing Entities when due all such payments in lieu of taxes with respect to the Project Facility required by Section 6.6(B) of this Installment Sale Agreement to be paid to the Taxing Entities, subject in each case to the Company's right to (a) obtain exemptions and credits, if any, which would be afforded to a private owner of the Project Facility, including any available exemption under
Section 485-b of the New York Real Property Tax Law with respect to the Project Facility, (b) contest valuations of the Project Facility made for the purpose of determining such payments therefrom (provided, however, no such contest shall entitle the Company to defer payments in lieu of taxes by reason of any such contest), and (c) seek to obtain a refund of any such payments made. In the event the Company shall fail to make or cause to be made any such payments in lieu of taxes, the amount or amounts so in default shall continue as an obligation of the Company until fully paid, and the Company hereby agrees to pay or cause to be paid the same, together with late charges and interest thereon as provided for in subsection (5) of Section 874 of the General Municipal Law of the State (or any successor provision).

                                   ARTICLE VII

                      DAMAGE, DESTRUCTION AND CONDEMNATION


SECTION 7.1. DAMAGE OR DESTRUCTION. (A) If the Project Facility shall be damaged or destroyed, in whole or in part:

                  (1) the Issuer shall have no obligation to replace, repair, rebuild or restore the Project Facility;

                  (2) there shall be no abatement or reduction in the amounts payable by the Company under the Installment Sale Agreement (whether or not the Project Facility is replaced, repaired, rebuilt or restored);

                  (3) the Company shall promptly give notice of such damage or destruction to the Issuer, the Trustee and the Bank; and

                  (4) except as otherwise provided in subsection (B) of this Section 7.1,

                           (a) the Company shall promptly replace, repair, rebuild or restore the Project Facility to substantially the same condition and value as an operating entity as existed prior to such damage or destruction, with such changes, alterations and modifications as may be desired by the Company and consented to in writing by the Issuer and the Bank, provided that such changes, alterations or modifications do not (i) so change the nature of the Project Facility that it does not constitute a "project", as such quoted term is defined in the Act, (ii) change the use of the Project Facility as specified in
         Section 3.2 hereof without the prior written consent of the Issuer, which consent shall not be unreasonably withheld or delayed, or (iii) adversely affect the exclusion of the interest on the Bonds from gross income for federal income tax purposes; and

                           (b)      pursuant to and in  accordance  with Section
         4.03 of the Indenture, the Trustee shall make available to the Company (from the Net Proceeds of any insurance settlement) such moneys as may be necessary to pay the costs of the replacement, repair, rebuilding or restoration of the Project Facility. In the event such Net Proceeds are not sufficient to pay in full the costs of such replacement, repair, rebuilding or restoration, the Company shall nonetheless complete such work and shall pay from its own moneys that portion of the costs thereof in excess of such Net Proceeds. Any balance of such Net Proceeds remaining after payment of all of the costs of such replacement, repair, rebuilding or restoration shall be applied as provided in Section 4.03 of the Indenture.

                  (B) Notwithstanding anything to the contrary contained in subsection (A) of this Section 7.1, in the event that the damage to the Project Facility exceeds the sum of all indebtedness then secured by a Lien on the Project Facility or any part thereof, the Company shall not be obligated to replace, repair, rebuild or restore the Project Facility and the Net Proceeds of any insurance settlement shall not be applied as provided in subsection (A) of this Section 7.1 if the Company shall notify the Issuer and the Bank that, in the Company's sole judgment, the Company does not deem it practical to so replace, repair, rebuild or restore the Project Facility and the Bank concurs with such determination. In such event, or if an Event of Default shall have occurred and be continuing, the lesser of (1) the total amount of the Net Proceeds collected under any and all policies of insurance covering the damage to or destruction of the Project Facility, or (2) the amount necessary to redeem the Bonds in whole and all interest accrued thereon, together with any other sums payable to the Issuer, the Trustee and the Bank pursuant to the Financing Documents, shall be transferred by the Trustee from the Insurance and Condemnation Fund to the Bond Fund to be applied to the redemption of the Bonds and payment of all such amounts to the Issuer, the Trustee and the Bank. If the Net Proceeds collected under any and all policies of insurance are less than the amount necessary to redeem the Bonds in full and pay any and all amounts payable to the Issuer, the Trustee and the Bank, the Company shall pay the difference between such amounts and the Net Proceeds of all insurance settlements so that all of the Bonds then Outstanding shall be redeemed and any and all amounts payable under the Financing Documents to the Issuer, the Trustee and the Bank shall be paid in full.

                  (C) If there are no Bonds Outstanding and all other amounts due under the Installment Sale Agreement and the other Financing Documents are paid in full, all such Net Proceeds or the balance thereof shall be paid to the Company for its purposes.

                  (D) The Company may not adjust any claims under any policies of insurance required by Section 6.3(A) through 6.3(D) hereof without the prior written consent of the Bank, which consent shall not be unreasonably withheld or delayed.

                  (E) Notwithstanding anything to the contrary set forth herein, the Net Proceeds of any insurance settlement shall be transmitted to the Trustee for deposit into the Insurance and Condemnation Fund.

SECTION 7.2. CONDEMNATION. (A) If title to, or the use of, less than substantially all of the Project Facility shall be taken by Condemnation:

                           (1) the Issuer shall have no obligation to restore the Project Facility;

                           (2) there shall be no abatement or reduction in the amounts payable by the Company under the Installment Sale Agreement (whether or not the Project Facility is restored);

                           (3) the Company shall promptly give notice of such Condemnation to the Issuer, the Trustee and the Bank; and

                           (4)      except as otherwise  provided in  subsection
                  (B) of this Section 7.2,

                                    (a)      the Company shall promptly  restore
                  the Project Facility (excluding any part of the Facility taken by Condemnation) to substantially the same condition and value as an operating entity as existed prior to such Condemnation; and

                                    (b)      pursuant to and in accordance  with
                  Section 4.03 of the Indenture, the Trustee shall make available to the Company (from the Net Proceeds of any Condemnation award) such moneys as may be necessary to pay the costs of the restoration of the Project Facility. In the event such Net Proceeds are not sufficient to pay in full the costs of such restoration, the Company shall nonetheless complete such restoration and shall pay from its own moneys that portion of the costs thereof in excess of such Net Proceeds. Any balance of such Net Proceeds remaining after payment of all of the costs of such restoration shall be applied in accordance with Section 4.03 of the Indenture.

                  (B) Notwithstanding anything to the contrary contained in subsection (A) of this Section 7.2, in the event that the Net Proceeds received in conjunction with the taking of the Project Facility or any part thereof exceeds the sum of all indebtedness then secured by a Lien on the Project Facility or any part thereof, the Company shall not be obligated to restore the Project Facility and the Net Proceeds of any Condemnation award shall not be applied as provided in subsection (A) of this Section 7.2 if the Company shall notify the Issuer, the Trustee and the Bank that, in the Company's sole judgment, the Company does not deem it practicable or desirable to replace, repair, rebuild or restore the Project Facility and the Bank concurs with such determination. In such event, or if an Event of Default under any of the Financing Documents shall have occurred and be continuing, the lesser of (1) the Net Proceeds of any Condemnation award, or (2) the amount necessary to redeem the Bonds in whole and all interest accrued thereon, together with any other sums payable to the Issuer, the Trustee and the Bank pursuant to the Financing Documents, shall be transferred by the Trustee from the Insurance and Condemnation Fund to the Bond Fund to be applied to the redemption of the Bonds and the payment of all such amounts due the Issuer, the Trustee and the Bank. If the Net Proceeds of any Condemnation award are less than the amount necessary to redeem the Bonds in full and pay any and all amounts payable to the Issuer, the Trustee and the Bank, the Company shall pay the difference between such amounts and such Net Proceeds so that all of the Bonds Outstanding shall be redeemed and any and all amounts payable under the Financing Documents to the Issuer, the Trustee and the Bank shall be paid in full.

                  (C) If title to, or use of, all or substantially all of the Project Facility shall be taken by Condemnation:

                           (1) neither the Issuer nor the Company shall have any obligation to restore the Project Facility;

                           (2) there shall be no abatement or reduction in the amounts payable by the Company under the Installment Sale Agreement; and

                           (3) the Net Proceeds of any Condemnation award shall be applied as provided in subsection (B) of this Section 7.2.

                  (D) If there are no Bonds Outstanding and all other amounts due under the Installment Sale Agreement and the other Financing Documents have been paid in full, all such Net Proceeds or the balance thereof shall be paid to the Company for its purposes.

                  (E) Unless an Event of Default under any of the Financing Documents shall have occurred and be continuing, the Company shall have sole control of any Condemnation proceeding with respect to the Project Facility or any part thereof, except that the prior written consent of the Bank shall be required for settlement of any such proceeding, which consents shall not be unreasonably withheld or delayed. The Company shall notify the Issuer, the Trustee and the Bank of the institution of any Condemnation proceedings within seven (7) days after receipt of notice of such proceeding and the Company shall, within seven (7) days after any inquiry from the Issuer, the Trustee and the Bank, inform the Issuer, the Trustee and the Bank in writing of the status of such proceeding.

                  (F) Notwithstanding anything to the contrary set forth herein, the Net Proceeds of any Condemnation award shall be transmitted to the Trustee for deposit into the Insurance and Condemnation Fund.

SECTION  7.3.  ADDITIONS  TO  PROJECT  FACILITY.   All  replacements,   repairs,
rebuilding or restoration  made pursuant to Sections 7.1 or 7.2 hereof,  whether
or  not  requiring  the   expenditure   of  the

Company's own moneys, shall automatically become part of the Project Facility as if the same were specifically described herein.

                                  ARTICLE VIII

                                SPECIAL COVENANTS


SECTION 8.1. NO WARRANTY OF CONDITION OR SUITABILITY BY ISSUER; ACCEPTANCE "AS IS". THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION, TITLE, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS OF THE PROJECT FACILITY OR ANY PART THEREOF OR AS TO THE SUITABILITY OF THE PROJECT FACILITY OR ANY PART THEREOF FOR THE COMPANY'S PURPOSES OR NEEDS. THE COMPANY SHALL ACCEPT TITLE TO THE PROJECT FACILITY "AS IS", WITHOUT RECOURSE OF ANY NATURE AGAINST THE ISSUER FOR ANY CONDITION NOW, HERETOFORE OR HEREAFTER EXISTING. NO WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY ARE MADE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE, WHETHER PATENT OR LATENT, THE ISSUER SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO.

SECTION 8.2. HOLD HARLESS PROVISIONS. (A) The Company hereby releases the Issuer and its members, officers, agents and employees from, agrees that the Issuer and its members, officers, agents (other than the Company) and employees shall not be liable for and agrees to indemnify, defend and hold the Issuer and its members, officers, agents (other than the Company) and employees harmless from and against any and all claims, causes of action, judgments, liabilities, damages, losses, costs and expenses arising as a result of the Issuer's undertaking the Project, including, but not limited to, (1) liability for loss or damage to Property or bodily injury to or death of any and all Persons that may be occasioned, directly or indirectly, by any cause whatsoever pertaining to the Project Facility or arising by reason of or in connection with the occupation or the use thereof or the presence of any Person or Property on, in or about the Project Facility, (2) liability arising from or expense incurred by the Issuer's financing, acquiring, constructing, reconstructing, equipping, installing, owning or selling the Project Facility, including, without limiting the generality of the foregoing, any sales or use taxes which may be payable with respect to goods supplied or services rendered with respect to the Project Facility, all liabilities or claims arising as a result of the Issuer's obligations under the Installment Sale Agreement or any of the other Financing Documents or the enforcement of or defense of validity of any provision of any Financing Documents, and all liabilities or claims arising as a result of or in connection with the offering, issuance, sale or resale of the Bonds, (3) all claims arising from the exercise by the Company of the authority conferred on it pursuant to Section 4.1(E) hereof, and (4) all causes of action and attorneys' fees and other expenses incurred in connection with any suits, actions or proceedings which may arise as a result of any of the foregoing; provided that any such claims, causes of action, judgments, liabilities, damages, losses, costs or expenses of the Issuer are not incurred or do not result from the intentional wrongdoing of the Issuer or any of its members, officers, agents (other than the Company) or employees. The foregoing indemnities shall apply notwithstanding the fault or negligence in part of the Issuer or any of its officers, members, agents or employees and notwithstanding the breach of any statutory obligation or any rule of comparative or apportioned liability.

                  (B) In the event of any claim against the Issuer or its members, officers, agents (other than the Company) or employees by any employee of the Company or any contractor of the Company or anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, the obligations of the Company hereunder shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for the Company or such contractor under workers' compensation laws, disability benefits laws or other employee benefit laws.

                  (C) To effectuate the provisions of this Section 8.2, the Company agrees to provide for and insure, in the liability policies required by
Section 6.3(C) of the Installment Sale Agreement, its liabilities assumed pursuant to this Section 8.2.

                  (D) Notwithstanding any other provisions of the Installment Sale Agreement, the obligations of the Company pursuant to this
Section 8.2 shall remain in full force and effect after the termination of the Installment Sale Agreement until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action or prosecution relating to the matters herein described may be brought and the payment in full or the satisfaction of such claim, cause of action or prosecution and the payment of all expenses, charges and costs incurred by the Issuer, or its officers, members, agents or employees, relating thereto.

SECTION 8.3. RIGHT OF ACCESS TO PROJECT FACILITY. The Company agrees that the Issuer, the Trustee and the Bank and their duly authorized agents shall have the right at all reasonable times and upon reasonable prior notice to enter upon and to examine and inspect the Project Facility.

SECTION 8.4. COMPANY NOT TO TERMINATE EXISTENCE OR DISPOSE OF ASSETS; CONDITIONS UNDER WHICH EXCEPTIONS PERMITTED. The Company agrees that, so long as the Bonds are Outstanding, it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets, and will not consolidate with or merge into another corporation, or permit one or more corporations to consolidate with or merge into it; provided, however, that, if no Event of Default specified in Section 10.1 hereof shall have occurred and be continuing, the Company may consolidate with or merge into another domestic corporation organized and existing under the laws of one of the states of the United States, or permit one or more such domestic corporations to consolidate with or merge into it, or sell or otherwise transfer to another Person all or substantially all of its assets as an entirety and thereafter dissolve, provided
(A) that the Issuer and the Bank give their written consent, which consents shall not be unreasonably withheld, (B) that the surviving, resulting or transferee corporation assumes in writing all of the obligations of and restrictions on the Company under this Installment Sale Agreement and the other Financing Documents, (C) that the consummation of such transaction will not adversely affect the exclusions from gross income of the interest on the Bonds for federal income tax purposes and (D) that as of the date of such transaction, the Trustee, the Issuer and the Bank shall be furnished with a certificate, dated the effective date of such transaction, signed by an Authorized
Representative of the Company and of the surviving, resulting or transferee corporation, as the case may be, or the transferee of its assets to the effect that immediately after the consummation of the transaction and after giving effect thereto, no Event of Default exists under the Installment Sale Agreement and no event exists which, with notice or lapse of time or both, would become such an Event of Default.

SECTION 8.5. AGREEMENT TO PROVIDE INFORMATION. The Company agrees, whenever requested by the Issuer or the Trustee or the Bank, to provide and certify or cause to be provided and certified such information concerning the Company, its finances and other topics related to the Bonds and/or the Project Facility as the Issuer (in carrying out its obligations hereunder and under the other Financing Documents and under the Act) or the Trustee or the Bank from time to time reasonably considers necessary or appropriate, including, but not limited to, such information as to enable the Issuer or the Trustee or the Bank to make any reports required by law or governmental regulation.

SECTION 8.6. BOOKS OF RECORD AND ACCOUNT; FINANCIAL STATEMENTS; COMPLIANCE CERTIFICATES. (A) The Company agrees to maintain proper accounts, records and books in which full and correct entries shall be made, in accordance with generally accepted accounting principles, of all business and affairs of the Company.

                  (B) As soon as possible after the end of each calendar year , but in any event within ninety (90) days after such date, the Company shall furnish to the Issuer, the Trustee and the Bank a certificate of an Authorized Representative of the Company stating that no Event of Default hereunder has occurred or is continuing or, if any Event of Default exists, specifying the nature and period of existence thereof and what action the Company has taken or proposes to take with respect thereto.

                  (A) The Company agrees, for the benefit of the Issuer and the Bank, that it will, during any period in which any Bond is Outstanding, promptly comply with all statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all Governmental Authorities, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Company or the Project Facility or any part thereof, or to any use, manner of use or condition of the Project Facility or any part thereof (the applicability of such laws, ordinances, rules and regulations to be determined both as if the Issuer were the owner of the Project Facility and as if the Company and not the Issuer were the owner of the Project Facility).

     (B) Notwithstanding the provisions of subsection (A) of this Section 8.7, the Company may in good faith actively contest the validity or the applicability of any requirement of the nature referred to in such subsection (A), provided that the Company (1) first shall have notified the Issuer and the Bank in writing of such contest, (2) is not otherwise in default under any of the Financing Documents, (3) shall have set aside adequate reserves for any such requirement, and (4) demonstrates to the reasonable satisfaction of the Issuer and the Bank that noncompliance with such requirement will not materially endanger the Lien of the Mortgage as to the Project Facility or subject the Project Facility or any part thereof to loss or forfeiture. Otherwise, the Company shall promptly take such action with respect thereto as shall be reasonably satisfactory to the Issuer and the Bank.

                  (C) Notwithstanding the provisions of subsection (B) of this Section 8.7, if the Issuer or any of its members, officers, agents, servants or employees may be liable for prosecution for failure to comply therewith, the Company shall promptly take such action with respect thereto as shall be satisfactory to the Issuer.

SECTION 8.8. DISCHARGE OF LIENS AND ENCUMBRANCES. (A) The Company hereby covenants that the Mortgage is a valid Lien on the Project Facility subject only to Permitted Encumbrances, and the Company agrees not to create or suffer to be created any other Lien, except for Permitted Encumbrances, on the Project Facility or any part thereof or any funds of the Issuer applicable to the Project Facility.

                  (B) Notwithstanding the provisions of subsection (A) of this Section 8.8, the Company may in good faith actively contest any such Lien, provided that (1) the Company first shall have notified the Issuer and the Bank in writing of such contest, (2) the Company is not in default under any of the Financing Documents, (3) such Lien shall be removed within sixty (60) days of the date of such notice by the Company or secured by the Company's posting a bond in form and substance satisfactory to the Issuer and the Bank and (4) demonstrates to the reasonable satisfaction of the Issuer and the Bank that the contesting of such Lien and its non-discharge will not materially endanger the Lien of the Mortgage as to the Project Facility or subject the Project Facility or any part thereof to loss or forfeiture.

SECTION 8.9. PERFORMANCE BY ISSUER OR TRUSTEE OF COMPANY'S OBLIGATIONS. Should the Company fail to make any payment or to do any act as herein provided, the Issuer or the Trustee or the Bank may, but need not, without notice to or demand on the Company and without releasing the Company from any obligation herein, make or do the same, including, without limitation, appearing in and defending any action purporting to affect the rights or powers of the Company or the Issuer, and paying all expenses, including, without limitation, reasonable attorneys' fees; and the Company shall pay immediately upon demand all sums so incurred or expended by the Issuer or the Trustee or the Bank under the authority hereof and all fees, costs and expenses, together with interest thereon, at the rate of one and one half percent (1.5%) per month or the maximum permitted by law, whichever is less.

SECTION 8.10. DEPRECIATION DEDUCTIONS AND TAX CREDITS. The parties agree that as between them the Company shall be entitled to all depreciation deductions and accelerated cost recovery system deductions with respect to any portion of the Project Facility pursuant to Sections 167 and 168 of the Code and to any investment credit pursuant to Section 38 of the Code with respect to any portion of the Project Facility which constitutes "Section 38 Property" and to all other state and/or federal income tax deductions and credits which may be available with respect to the Project Facility.

SECTION 8.11. IDENTIFICATION OF EQUIPMENT. All Equipment which is or may become part of the Project Facility pursuant to the provisions of the Installment Sale Agreement shall be properly identified by the Company by such appropriate records, including computerized records, as may be approved by the Issuer, the Trustee and the Bank.

SECTION 8.12. INDEMNIFICATION OF TRUSTEE. (A) Notwithstanding any other provisions of the Financing Documents, the Company agrees to indemnify and hold the Trustee, and its directors, officers, agents and employees, harmless from and against any and all claims, causes of action, judgments, liabilities, damages, losses, costs and expenses, including, but not limited to, reasonable attorneys' fees, arising out of the execution, delivery or performance of the Financing Documents, provided that the same are not a result of the negligence or willful misconduct of the Trustee.

                  (B) Notwithstanding any other provisions of the Installment Sale Agreement or the other Financing Documents, the obligations of the Company pursuant to this Section 8.12 shall remain in full force and effect after the termination of the Installment Sale Agreement until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action or prosecution relating to the matters herein described may be brought and the payment in full or the satisfaction of such claim, cause of action or prosecution and the payment of all reasonable fees, expenses and charges paid or incurred by the Trustee, or its directors, officers, agents or employees, relating thereto.

                  (C) To effectuate the provisions of this Section 8.12, the Company agrees to provide for and insure, in the liability policies required by Section 6.3(C) of the Installment Sale Agreement, its liabilities assumed pursuant to this Section 8.12.

SECTION 8.13. COVENANT AGAINST ARBITRAGE BONDS. Notwithstanding any other provision of the Installment Sale Agreement, so long as the Bonds shall be outstanding, neither the Issuer nor the Company shall use, or direct or permit the use of, the proceeds of the Bonds or any other moneys within their respective control (including without limitation the proceeds of any insurance or any Condemnation award with respect to the Project Facility) in any manner which, if such use had been reasonably expected on the date of issuance of the Bonds, would have caused the bonds to be "arbitrage bonds" within the meaning ascribed to such quoted term in Section 148(a) of the Code. The Issuer authorized the Company, on the Issuer's behalf, to calculate and make the rebate payments required by Section 148(f) of the Code.

SECTION 8.14. ENVIRONMENTAL MATTERS. (A) The Company shall keep or cause the Project Facility to be kept free of Hazardous Substances, except for Hazardous Substances which may be used in connection with the Company's operations, all of which have been and shall be conducted in accordance with applicable law. Without limiting the foregoing, the Company shall not cause or permit the Project Facility to be used to generate, process, store, handle, dispose or transfer Hazardous Substances, except in compliance with all applicable environmental laws and Permits, nor shall the Company cause or permit, as a result of any act or omission on the part of the Company, a Release of Hazardous Substances onto the Land or any other Property. The Company shall comply with and ensure compliance by all tenants, if any, with all applicable laws, whenever and whomever triggered by, and obtain and comply with any and all approvals, registrations or Permits required thereunder.

                  (B) The Company shall (1) conduct and complete all investigations, studies, sampling and testing and all remedial, removal and other actions necessary to clean up and remove all Hazardous Substances on, from or affecting the Project Facility (a) in accordance with all applicable environmental laws, (b) to the satisfaction of the Issuer and the Bank, and (c) in accordance with the orders and directives of all Governmental Authorities, and (2) defend, indemnify, and hold harmless the Issuer and the Bank and their respective employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to (a) the presence, disposal, Release or threatened Release of any Hazardous Substance on, from or affecting the Project Facility; (b) any personal injury (including wrongful death) or property damage arising out of or related to such Hazardous Substance; (c) any lawsuit or administrative proceeding brought or threatened, settlement reached, or government order relating to such Hazardous Substance; and (d) any violation of any law or regulation or demand of any Governmental Authority or any policies or requirements of the Bank or the Issuer which are based upon or in any way related to such Hazardous Substances including, without limitation, reasonable costs and expenses of or relating to attorneys, consultants, investigations and laboratory fees, and court costs and litigation expenses. In the event the Mortgage is foreclosed or the Issuer tenders deed in lieu of foreclosure, the Company shall deliver the Project Facility to the Bank free of any and all Hazardous Substances so that the condition of the Project Facility shall conform with all environmental laws and Permits affecting the Project Facility. The provisions of this Section 8.14 shall be in addition to any and all other obligations and liabilities the Company may have to the Issuer and the Bank at common law and under statute, and shall survive the transactions contemplated herein.

                  (C) If the Company fails to cause any Release of Hazardous Substances on, at or from the Project Facility to be contained, removed, cleaned up or otherwise remediated within one hundred and twenty (120) days after receiving notice thereof, the Issuer and the Bank shall have the right (but not the obligation), upon ten (10) days' written notice to the Company (or without notice in the case of emergency), to take or complete such action on behalf of the Company. The contractors and subcontractors selected by the Issuer and the Bank shall have the right to enter the Project Facility with such Persons, machinery and equipment as shall be necessary, and to undertake such investigative, containment, removal, clean-up and other remedial actions as they shall deem necessary and appropriate without thereby incurring any liability to the Company on account thereof, except for the gross negligence or willful misconduct of the Issuer and the Bank or the negligence or willful misconduct of such contractors or subcontractors. The Company agrees to cooperate with all contractors and subcontractors engaged in such investigative, containment, removal, clean-up or other remedial actions. The Company shall be liable to the Issuer and the Bank for all reasonable costs and expenses, including, without limitation, attorneys' and experts' fees, expenses and disbursements, paid or incurred on account of such actions undertaken on behalf of the Company, and shall promptly reimburse the Issuer and the Bank, as the case may be, therefor on demand. Until paid by the Company, all such costs and expenses, together with the interest thereon at the rate of one and one half percent (1.5%) per month (or the highest rate permitted by law, whichever is less) shall be deemed additional rent under this Installment Sale Agreement.

SECTION 8.15. INDEMNIFICATION OF BANK. (A) Notwithstanding any other provisions of the Financing Documents, the Company agrees to indemnify and hold the Bank, and its directors, officers, agents and employees, harmless from and against any and all claims, causes of action, judgments, liabilities, damages, losses, costs and expenses, including, but not limited to action, judgments, liabilities, damages, losses, costs and expenses, including, but not limited to, reasonable attorneys' fees, arising out of the execution, delivery or performance of the Financing Documents, provided that the same are not a result of the negligence or willful misconduct of the Bank.

                  (B) Notwithstanding any other provisions of this Installment Sale Agreement or other Financing Documents, the obligations of the Company pursuant to this Section 8.15 shall remain in full force and effect after the termination of this Installment Sale Agreement until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action or prosecution relating to the matters herein described may be brought and the payment in full or the satisfaction of such claim, cause of action or prosecution and the payment of all reasonable fees, expenses and charges paid or incurred by the Bank, or its directors, officers, agents or employees, relating thereto.

                  (C) To effectuate the provisions of this Section 8.15, the Company agrees to provide for and insure, in the liability policies required by Section 6.3(C) of this Installment Sale Agreement, its liabilities assumed by this Section 8.15.

                                   ARTICLE IX

                          ASSIGNMENTS; MERGER OF ISSUER


SECTION 9.1. ASSIGNMENT OF INSTALLMENT SAFE AGREEMENT. The Installment Sale Agreement may not be assigned by the Company, in whole or in part, without the prior written consent of the Issuer, the Trustee and the Bank, which consents shall not be unreasonably withheld or delayed.

SECTION 9.2. PLEDGE AND ASSIGNMENT OF ISSUER'S INTERESTS TO TRUSTEE. The Issuer has pledged and assigned, pursuant to the terms of the Assignment and the Mortgage, certain of its rights and interests under and pursuant to the Installment Sale Agreement to the Trustee and the Bank as security for the payment of the principal, premium, if any, and interest on the Bonds. Such pledge and assignment shall in no way impair or diminish any obligations of the Issuer under the Installment Sale Agreement. The Company hereby acknowledges receipt of notice of and consents to such pledge and assignment by the Issuer to the Trustee and the Bank and specifically agrees to perform for the benefit of the Trustee and the Bank all of its duties and undertakings hereunder (except duties undertaken with respect to the Unassigned Rights).

SECTION 9.3. MERGER OF ISSUER. (A) Nothing contained in the Installment Sale Agreement shall prevent the consolidation of the Issuer with, or merger of the Issuer into, or assignment by the Issuer of its rights and interests hereunder to, any other public benefit corporation of the State or political subdivision thereof which has the legal authority to perform the obligations of the Issuer hereunder, provided that upon any such consolidation, merger or assignment, the due and punctual performance and observance of all of the agreements and conditions of the Installment Sale Agreement, the Bonds and the Indenture to be kept and performed by the Issuer shall be expressly assumed in writing by the public benefit corporation or political subdivision resulting from such consolidation or surviving such merger or to which the Issuer's rights and interests hereunder or under the Installment Sale Agreement shall be assigned.

                  (B) As of the date of any such consolidation, merger or assignment, the Issuer shall give notice thereof in reasonable detail to the Company, the Trustee and the Bank. The Issuer shall promptly furnish to the Trustee, the Company and the Bank such additional information with respect to any such consolidation, merger or assignment as the Trustee, the Company and the Bank reasonably may request.

SECTION 9.4. SALE OR LEASE OF PROJECT FACILITY. (A) The Company may not sell, sublease, transfer, convey or otherwise dispose of the Project Facility or any part thereof and without the prior written consent of the Issuer and the Bank.

                  (B) Notwithstanding anything to the contrary in the Installment Sale Agreement, in any instance after the Completion Date where the Company reasonably determines that any item of Equipment has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary, the Company may remove such item of Equipment and may sell, trade in, exchange or otherwise dispose of the same, as a whole or in part, provided, however that no such Equipment having a value in excess of $100,000 shall be removed, sold, traded in, exchanged or otherwise disposed of without the consent of the Bank which consent shall not unreasonably be withheld provided that such removal will not materially impair the value of the Project Facility as collateral. At the request of the Company, the Issuer shall execute and deliver, and shall request the Bank to execute and deliver, to the Company all instruments necessary or appropriate to enable the Company to sell or otherwise dispose of any such item of Equipment free from the Liens of the Financing Documents. The Company shall pay all costs and expenses (including reasonable counsel fees) incurred in transferring title to and releasing from the Liens of the Financing Documents any item of Equipment removed pursuant to this Section 9.4.

                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES


SECTION 10.1. EVENTS OF DEFAULT DEFINED. (A) The following shall be "Events of Default" under the Installment Sale Agreement, and the terms "Event of Default" or "Default" shall mean, whenever they are used in the Installment Sale Agreement, any one or more of the following events:

                  (1) A default by the Company in the due and punctual payment of the amounts specified to be paid pursuant to Section 5.3(A) hereof.

                  (2) A default in the performance or observance of any other of the covenants, conditions or agreements on the part of the Company in the Installment Sale Agreement and the continuance thereof for a period of thirty (30) days after written notice is given by the Issuer or the Trustee or the Bank to the Company, or, if such covenant, condition or agreement is capable of cure but cannot be cured within such thirty (30) day period, the failure of the Company to commence to cure within such thirty (30) day period and thereafter diligently proceed with all action required to complete said cure within ninety
         (90) days of such written notice unless such time to cure is otherwise extended by the Issuer and the Trustee and the Bank in writing.

                  (3) The occurrence of an "Event of Default" under any of the other Financing Documents.

                  (4) Any representation or warranty made by the Company herein or in any other Financing Document proves to have been false in any material manner at the time it was made.

                  (5) The Company shall generally not pay its debts as such debts become due or admits its inability to pay its debts as they become due.

                  (6) The Company shall conceal, remove or permit to be concealed or removed any part of its Property, with intent to hinder, delay or defraud its creditors, or any one of them, or shall make or suffer a transfer of any of its Property which is fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall make any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall suffer or permit, while insolvent, any creditor to obtain a Lien upon any of its Property through legal proceedings or distraint which is not vacated within sixty (60) days from the date thereof.

                  (7) (a) The filing by the Company (as debtor) of a voluntary petition under Title 11 of the United States Code or any other federal or state bankruptcy statute; (b) the failure by the Company within sixty (60) days to lift any execution, garnishment or attachment of such consequence as will impair the Company's ability to carry out its obligations hereunder; (c) the commencement of a case under Title 11 of the United States Code against the Company as the debtor or commencement under any other federal or state bankruptcy statute of a case, action or proceeding against the Company and continuation of such case, action or proceeding without dismissal for a period of sixty (60) days; (d) the entry of an order for relief by a court of competent jurisdiction under Title 11 of the United States Code or any other federal or state bankruptcy statute with respect to the debts of the Company; or (e) in connection with any insolvency or bankruptcy case, action or proceeding, appointment by final order, judgment or decree of a court of competent jurisdiction of a receiver or trustee of the whole or a substantial portion of the Property of the Company, unless such order, judgment or decree is vacated, dismissed or dissolved within sixty (60) days of such appointment.

                  (8) Final judgment or judgments for the payment of money in excess of an aggregate of $100,000 shall be rendered against the Company and the Company shall not discharge the same or cause it to be bonded or discharged within sixty (60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered and secure a stay of execution pending such appeal.

                  (9) The imposition of a Lien on the Project Facility other than a Lien being contested as provided in Section 8.8(B) of the Installment Sale Agreement or a Permitted Encumbrance.

                  (10) Subject to the provisions of Section 9.4(B) hereof, the removal of the Equipment or any portion thereof outside the Town of Moreau, New York without the prior written consent of the Issuer.

                  (11) The occurrence of an "Event of Default" under the PILOT Agreement.

                  (B) Notwithstanding the provisions of Section 10.1(A) hereof, if by reason of force majeure (as hereinafter defined) either party hereto shall be unable, in whole or in part, to carry out its obligations under the Installment Sale Agreement and if such party shall give notice and full particulars of such force majeure in writing to the other party and to the Trustee within a reasonable time after the occurrence of the event or causes relied upon, the obligations under the Installment Sale Agreement of the party giving such notice, so far as they are affected by such force majeure, shall be suspended during the continuance of the inability, which shall include a reasonable time for the removal of the effect thereof. The suspension of such obligations for such period pursuant to this subsection (B) shall not be deemed an Event of Default under this Section 10.1 or under any of the other Financing Documents. Notwithstanding anything to the contrary in this subsection (B), an event of force majeure shall not excuse, delay or in any way diminish the obligations of the Company to make the payments required by Sections 4.5, 5.3, 6.6, 8.4 and 8.14 hereof, to obtain and continue in full force and effect the insurance required by Article VI hereof, to provide the indemnity required by
Section 8.2, 8.4 and 8.14 hereof and to comply with the provisions of Sections 2.2(E), 4.5, 6.6, 8.2, 8.4, 8.5, 8.7(C), 8.12, 8.13 and 8.14 hereof. The term
"force majeure" as used herein shall include, without limitation, acts of God, strikes, lockouts or other industrial disturbances, acts of public, enemies, orders of any kind of any Governmental Authority or any civil or military authority, insurrections, riots, epidemics, landslides, earthquakes, fire, hurricanes, storms, floods, washouts, droughts, arrests, restraint of government and people, civil disturbances, explosions, breakage or accident to machinery, transmission pipes or canals, entire failure of utilities or any other cause or event not reasonably within the control of the party claiming such inability. It is agreed that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the party having difficulty and the party having difficulty shall not be required to settle any strike, lockout or other industrial disturbances by acceding to the demands of the opposing party or parties.

SECTION 10.2. REMEDIES ON DEFAULT. (A) Whenever any Event of Default shall have occurred, the Issuer may, to the extent permitted by law, take any one or more of the following remedial steps:

                  (1) declare, by written notice to the Company, to be immediately due and payable, whereupon the same shall become immediately due and payable, (a) all unpaid rental payments payable pursuant to Section 5.3(A) hereof, and (b) all other payments due under the Installment Sale Agreement or any of the other Financing Documents;

                  (2) take any other action at law or in equity which may appear necessary or desirable to collect any amounts then due or thereafter to become due hereunder and to enforce the obligations, agreements or covenants of the Company under the Installment Sale Agreement; and

                  (3) in the event of a default by the Company in the payment of any amounts due and owing under the PILOT Agreement and upon forty-five (45) days' prior written notice to the Company and the Bank, terminate the PILOT Agreement and reconvey the Project Facility to the Company subject to the Lien of the Financing Documents. The Company hereby consents to said reconveyance and appoints the Issuer its attorney-in-fact, which appointment is coupled with an interest and is irrevocable, to execute any and all instruments and documents in its name as may be necessary, in the sole discretion of the Issuer, to effectuate such transfer.

                  (B) Any sums paid to the Issuer as a consequence of any action taken pursuant to this Section 10.2 (excepting sums payable to the Issuer as a consequence of action taken to enforce the Unassigned Rights) shall be paid to the Trustee and applied in accordance with the provisions of Section 10.11 of the Indenture.

                  (C) No action taken pursuant to this Section 10.2 (including repossession of the Project Facility) shall relieve the Company from its obligations to make all payments required by the Installment Sale Agreement and the other Financing Documents.

SECTION 10.3. REMEDIES CUMULATIVE. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under the Installment Sale Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer to exercise any remedy reserved to it in this Article X, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

SECTION 10.4. AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. In the event the Company should default under any of the provisions of the Installment Sale Agreement, and the Issuer or the Trustee or the Bank should employ attorneys or incur other expenses for the collection of amounts payable hereunder or the enforcement of performance or observance of any obligations or agreements on the part of the Company herein contained, the Company shall, on demand therefor, pay to the Issuer or the Trustee or the Bank, as the case may be, the reasonable fees of such attorneys and such other expenses so incurred, whether an action is commenced or not.

SECTION 10.5. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement contained herein should be breached by either party and thereafter such breach be waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                                   ARTICLE XI

                                  MISCELLANEOUS


SECTION 11.1. NOTICES. All notices, certificates and other communications hereunder shall be in writing and shall be sufficiently given and shall be deemed given when (A) sent to the applicable address stated below by registered or certified mail, return receipt requested, postage prepaid, or by such other means (including, without limitation, personal and overnight delivery) as shall provide the sender with documentary evidence of such delivery, or (B) delivery is refused by the addressee, as evidenced by the affidavit of the Person who attempted to effect such delivery. The addresses to which notices, certificates and other communications hereunder shall be delivered are as follows:


     If to the Company:

     Spurlock Adhesives, Inc.
     5090 General Mahone Highway
     Waverly, Virginia  23890
     Attention:  Phillip S. Sumpter, Executive Vice President


     With a Copy to:

     Williams Mullen Christian & Dobbins, P.C.
     1021 East Cary Street
     Richmond, Virginia  23219
     Attention:  David L. Dallas, Jr., Esq.


     If to the Issuer:

     County of Saratoga Industrial Development Agency
     Saratoga County Municipal Center
     40 McMaster Street
     Ballston Spa, New York  12020
     Attention:  Administrator

     With a Copy to:

     Michael J. Toohey, Esq.
     Snyder, Kiley, Toohey & Corbett, LLP
     160 West Avenue
     P.O. Box 4367
     Saratoga Springs, New York  12866

     If to the Trustee:

     Star Bank, N.A.
     425 Walnut Street
     6th Floor
     Cincinnati, Ohio  45202
     Attention:  Trust Financial Services Group


     If to the Bank:

     KeyBank National Association
     66 South Pearl Street
     Albany, New York  12207-1501
     Attention:  Corporate Banking Division

     With a Copy to:

     KeyBank National Association
     66 South Pearl Street
     Albany, New York  12207
     Attention:  International Division, Letter of Credit Department

     and

     Crane Kelley Greene & Parente
     90 State Street
     Albany, New York  12207
     Attention:  Kevin J. Kelley, Esq.


The Issuer, the Company, the Trustee and the Bank may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates and other communications shall be sent.

SECTION 11.2. BINDING EFFECT. The Installment Sale Agreement shall inure to the benefit of the Issuer, the Company, the Trustee, the Bank and the holders of the Bonds and shall be binding upon the Issuer, the Company and, as permitted by the Installment Sale Agreement, their respective heirs, successors and assigns.

SECTION 11.3. SEVERABILITY. If any one or more of the covenants or agreements provided herein on the part of the Issuer or the Company to be performed shall, for any reason, be held or shall, in fact, be inoperative, unenforceable or contrary to law in any particular case, such circumstance shall not render the provision in question inoperative or unenforceable in any other case or circumstance. Further, if any one or more of the phrases, sentences, clauses, paragraphs or sections herein shall be contrary to law, then such covenant or covenants or agreement or agreements shall be deemed separable from the remaining covenants and agreements hereof and shall in no way affect the validity of the other provisions of the Installment Sale Agreement.

SECTION 11.4. AMENDMENTS, CHANGES AND MODIFICATIONS. The Installment Sale Agreement may not be amended, changed, modified, altered or terminated, except by an instrument in writing signed by the parties hereto, with the written consent of the Trustee and the Bank.

SECTION 11.5. EXECUTION OF COUNTERPARTS. The Installment Sale Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 11.6. APPLICABLE LAW. The Installment Sale Agreement shall be governed exclusively by the applicable laws of the State.

SECTION 11.7. RECORDING AND FILING. (A) The Assignment, the Installment Sale Agreement, the Mortgage and financing statements perfecting the security interests created and/or assigned thereby shall be recorded or filed, as the case may be, by the Issuer in the office of the County Clerk of Saratoga County, New York, or in such other office as may at the time be provided by law as the proper place for the recordation or filing thereof, and said statements as well as continuation statements may be filed without the signature of the Issuer and the Company. The Trustee shall be entitled to receive, no less frequently than each five (5) year anniversary of the date of the issuance of the Bonds, an opinion of Counsel (as defined in the Indenture), addressed to the Trustee, stating that all such necessary recordings and filings have been completed.

                  (B) The Issuer and the Company shall execute and deliver all instruments and shall furnish all information which the Trustee or the Bank may deem necessary or appropriate to protect any Lien created or contemplated by the Installment Sale Agreement, the Indenture and the Mortgage.

SECTION 11.8. SURVIVAL OF OBLIGATIONS. (A) The obligations of the Company to make the payments required by Section 5.3(B) hereof and to provide the indemnity required by Sections 8.2, 8.4, 8.12, 8.13 and 8.14 hereof shall survive the termination of the Installment Sale Agreement and the full payment of the Bonds, and all such payments after such termination shall be made upon demand of the party to whom such payment is due.

                  (B) The obligations of the Company with respect to the Unassigned Rights shall survive the termination of the Installment Sale Agreement until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action or prosecution relating to the Unassigned Rights may be brought and the payment in full or the satisfaction of such claim, cause of action or prosecution and the payment of all expenses and charges incurred by the Issuer, or its officers, members, agents or employees, relating thereto.

SECTION 11.9. TABLE OF CONTENTS AND SECTION HEADINGS NOT CONTROLLING. The Table of Contents and the headings of the several sections in the Installment Sale Agreement have been prepared for convenience of reference only and shall not control, affect the meaning of or be taken as an interpretation of any provision of the Installment Sale Agreement.

SECTION 11.10. NO RECOURSE; SPECIAL OBLIGATION. The obligations and agreements of the Issuer contained herein and in the other Financing Documents and any other instruments or documents executed in connection therewith or herewith, and any other instrument or document supplemental thereto or hereto, shall be deemed the obligations and agreements of the Issuer, and not of any member, officer, agent (other than the Company) or employee of the Issuer in his individual capacity, and the members, officers, agents (other than the Company) and employees of the Issuer shall not be liable personally hereon or thereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or of any transaction contemplated hereby or thereby. The obligations and agreements of the Issuer contained herein and therein shall not constitute or give rise to an obligation of the State or of Saratoga County, New York, and neither the State nor Saratoga County, New York shall be liable hereon or thereon, and, further, such obligations and agreements shall not constitute or give rise to a general obligation of the Issuer, but rather shall constitute limited, special obligations of the Issuer payable solely from the revenues of the Issuer derived and to be derived from the sale or other disposition of the Project Facility (except for revenues derived by the Issuer with respect to the Unassigned Rights). No order or decree of specific performance with respect to any of the obligations of the Issuer hereunder shall be sought or enforced against the Issuer unless (A) the party seeking such order or decree shall first have requested the Issuer in writing to take the action sought in such order or decree of specific performance, and ten (10) days shall have elapsed from the date of receipt of such request, and the Issuer shall have refused to comply with such request (or, if compliance therewith would reasonably be expected to take longer than ten [10] days, shall have failed to institute and diligently pursue action to cause compliance with such request) or failed to respond within such notice period, (B) if the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it will incur fees and expenses, the party seeking such order or decree shall have placed in an account with the Issuer an amount or undertaking sufficient to cover such reasonable fees and expenses, and (C) if the Issuer refuses to comply with such request and the Issuer's refusal to comply is based on its reasonable expectation that it or any of its members, officers, agents (other than the Company) or employees shall be subject to potential liability, the party seeking such order or decree shall (1) agree to indemnify and hold harmless the Issuer and its members, officers, agents (other than the Company) and employees against any liability incurred as a result of its compliance with such demand, and (2) if requested by the Issuer, furnish to the Issuer satisfactory security to protect the Issuer and its members, officers, agents and employees against all liability expected to be incurred as a result of compliance with such request.

SECTION 11.11. SUBORDINATION OT MORTGAGE AND ASSIGNMENT. (A) Except as set forth below, the Installment Sale Agreement and all rights of the Company and the Issuer hereunder are and shall be subordinate to the Liens of the Mortgage and the Assignment. The subordination of the Installment Sale Agreement to the Mortgage and the Assignment shall be automatic, without the execution of any further subordination agreement by the Company or the Issuer. Nonetheless, if the Trustee and/or the Bank requires a further written subordination agreement, the Company and the Issuer agree to execute, acknowledge and deliver the same.

                  (B) Notwithstanding anything to the contrary contained herein or in any other Financing Document, the Installment Sale Agreement shall constitute a first priority lien on the Project Facility in favor of the Issuer to the extent of and as security for the payment by the Company of all amounts due and owing to the Issuer under Section 6.6 hereof, including the payment of all amounts due and owing under the PILOT Agreement such that the rights of the Trustee and the Bank under the Mortgage, the Assignment and the other Financing Documents shall be expressly subordinated thereto, notwithstanding the relative order of recordation of such documents.

SECTION 11.12. SUBMISSION TO JURISDICTION. The Company hereby irrevocably and unconditionally agrees that any suit, action or proceeding arising out of or relating to this Installment Sale Agreement shall be brought in the state courts of the State of New York or federal district court for the Northern District of New York and waives any right to object to jurisdiction within either of the foregoing forums by the Issuer. Nothing contained herein shall prevent the Issuer from bringing any suit, action or proceeding or exercising any rights against any security and against the Company personally, and against any property of the Company, within any other jurisdiction and the initiation of such suit, action or proceeding or taking of such action in any such other jurisdiction shall in no event constitute a waiver of the agreements contained herein with respect to the laws of the State of New York governing the rights and obligations of the parties hereto or the agreement of the Company to submit to personal jurisdiction within the State of New York.

     IN WITNESS WHEREOF, the Issuer and the Company have caused the Installment Sale Agreement to be executed in their respective names by their respective Authorized Representatives, all as of the day and year first above written.

                                     COUNTY OF SARATOGA INDUSTRIAL
                                     DEVELOPMENT AGENCY


                                     By: /s/ Floyd H. Rourke
                                         -----------------------------------
                                         Floyd H. Rourke, Chairman



                                     SPURLOCK ADHESIVES, INC.


                                     By: /s/ Phillip S. Sumpter
                                         -----------------------------------
                                     Name: Phillip S. Sumpter
                                           ---------------------------------
                                     Title: Executive Vice President
                                            ---------------------------------


STATE OF NEW YORK     )
                      ) SS.:
COUNTY OF SARATOGA    )

         On the 7th day of October, 1997, before me personally came FLOYD H. ROURKE, to me known, who being by me duly sworn, did depose and say that he resides in Northumberland, New York, that he is the CHAIRMAN of the COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY, the public benefit corporation of the State of New York described in and which executed the foregoing instrument, and that he signed his name thereto by authority of said public benefit corporation.


                                             /s/ Theresa C. Priest
                                             -----------------------------------
                                             Notary Public

                                                      Theresa C. Priest
                                               Notary Public, State of New York
                                                Washington County #01PR4921971
                                               Commission Expires Feb. 28, 1998


STATE OF NEW YORK     )
                      ) SS.:
COUNTY OF SARATOGA    )

         On this 7th day of October, 1997, before me personally came Phillip S. Sumpter, to me known, who being by me duly sworn, did depose and sat that he resides in Waverly Virginia, that he is the Exec. VP of SPURLOCK ADHESIVES, INC., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.

                                             /s/ Theresa C. Priest
                                             -----------------------------------
                                             Notary Public

                                                      Theresa C. Priest
                                               Notary Public, State of New York
                                                Washington County #01PR4921971
                                               Commission Expires Feb. 28, 1998

                                   EXHIBIT "A"

                            REAL PROPERTY DESCRIPTION


         THAT TRACT OR PARCEL OF LAND, situate in the Town of Moreau, County of Saratoga and State of New York more fully described as Lot Number 3 as shown on subdivision maps of Moreau Industrial Park prepared by The Saratoga Associates and filed in the Saratoga County Clerk's Office on March 18, 1992 in drawer #M-348 A-Z and AA-DD; and as modified by revised subdivision maps of Moreau Industrial Park prepared by The Saratoga Associates and filed in the Saratoga County Clerk's Office on February 16, 1994 in drawer #M-398, A-S and being further bounded and described as follows:

         BEGINNING at a point marked with a capped iron rod found at the point of intersection of the easterly line of Farnan Road with the common division line of Lot No. 4 to the north and Lot No. 3 to the south as shown on said map; thence from said point of beginning along said common division line the following five (5) courses and distances:
     1) North 90 deg. 00 min. 00 sec. East, 347.86 feet to a point marked with a capped iron rod found;
     2) South 00 deg. 00 min. 00 sec. West, 32.63 feet to a point marked with a capped iron rod found;
     3) North 90 deg. 00 min. 00 sec. East, 191.52 feet to a point marked with a capped iron rod found;
     4) North 00 deg. 00 min. 00 sec. East, 32.63 feet to a point marked with a capped iron rod found;
     5) North 90 deg. 00 min. 00 sec. East, 680.17 feet to the point of intersection of the westerly line of Lot No. 5 with the common division line of Lot No. 4 to the north and Lot No. 3 to the south as shown on said map; thence along said westerly line, South 16 deg. 10 min. 56 sec. West, 102.04 feet to a point in the northwesterly line of lands of The State of New York as shown on said map, said point also being at the 145 foot elevation; thence along said northwesterly and the westerly line of lands of The State of New York as it winds and turns along the 145 foot elevation in a southerly direction 712 +/- feet to the point of intersection of said westerly line of lands of The State of New York with the common division line of Lot No. 3 to the north and Lot No. 2 to the south as shown on said map, the last course having a tie-line of South 33 deg. 02 min. 30 sec. West, 699.47 feet; thence along said common division line, South 90 deg. 00 min. 00 sec. West, 865.65 feet to a point marked with a capped iron rod found at the point of intersection of the easterly line of Farnan Road with the common division line of Lot No. 3 to the north and Lot No. 2 to the south as shown on said map; thence along said easterly line in a northerly direction the following four (4) courses and distances:

     1) North 00 deg. 00 min. 00 sec. West, 116.35 feet to a point of curvature;
     2) Along a curve to the right an arc length of 464.05 feet to a point of tangency, said curve having a radius of 2,773.32 feet and a delta angle of 09 deg. 35 min. 13 sec.;
     3)  North 09 deg. 35 min. 13 sec. East, 50.00 feet to a point of curvature;
     4) Along a curve to the left an arc length of 57.49 feet to the point or place of beginning, said curve having a radius of 2,294.42 feet and a delta angle of 01 deg. 26 min. 08 sec., said parcel containing 16.37 +/- acres of land and being Lot No. 3 as shown on said map.

                                   EXHIBIT "B"

                            DESCRIPTION OF EQUIPMENT


         All articles of personal property and all appurtenances acquired with the proceeds of the Bonds or any payment made by the Company pursuant to Section
4.5 of the Installment Sale Agreement and now or hereafter attached to, contained in or used in connection with the Facility or placed on any part hereof, though not attached thereto, including, but not limited to, all equipment, machinery, pipes, screens, fixtures, heating, lighting, plumbing, ventilation, air conditioning, compacting and elevator plants, drapes, blinds and accessories, sprinkler systems and other fire prevention and extinguishing apparatus and materials; and together with any and all products of any of the above, all substitutions, replacements, additions or accessions therefor, and any and all cash proceeds or non-cash proceeds realized from the sale, transfer or conversion of any of the above. The references to "proceeds" shall not be deemed to be an authorization by the Bank of the disposition of any of the foregoing.

                                   EXHIBIT "C"

                             FORM OF DEED TO COMPANY


         THIS INDENTURE made __________________, ____, between COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation organized under the laws of the State of New York, with offices at 40 McMaster Street, Ballston Spa, New York 12020, party of the first part, and

         SPURLOCK ADHESIVES, INC., a Virginia corporation having an address of 5090 General Mahone Highway, Waverly, Virginia 23890, party of the second part

         WITNESSETH that the party of the first part, in consideration of One and 00/100 dollars ($1.00), lawful money of the United States, and other good and valuable consideration paid by the party of the second part, the heirs or successors and assigns of the party of the second part forever, all

                [Insert description of Land from Deed to Issuer]

         TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises,

         TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

         The word "party" shall be construed as if it read "parties" whenever the sense of this Indenture so requires.

         IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.



                                     COUNTY OF SARATOGA INDUSTRIAL
                                     DEVELOPMENT AGENCY


                                     BY:_________________________________

                                   EXHIBIT "D"

                       FORM OF BILL OF SALE TO THE COMPANY

         County of Saratoga Industrial Development Agency, a public benefit corporation of the State of New York (the "State") having its office at the Saratoga County Municipal Center, 40 McMaster Street, Ballston Spa, New York 12020 (the "Grantor"), for the consideration of One Dollar ($1.00), cash in hand paid, and other good and valuable consideration received by the Grantor from Spurlock Adhesives, Inc. a corporation organized and existing under the laws of the State of Virginia having its office at 5090 General Mahone Highway, Waverly, Virginia 23890 (the "Grantee"), the receipt of which is hereby acknowledged by the Grantor, hereby sells, transfers and delivers unto the Grantee, and its successors and assigns, all those materials, machinery, equipment, fixtures or furnishings which are described in Exhibit "A" attached hereto and by this reference made a part hereof, now owned or hereafter acquired by the Grantor with proceeds of the sale of the Bonds (as defined in the installment sale agreement dated as of October 1, 1997, [the "Installment Sale Agreement"] by and between the Grantor and the Grantee) or any payment made by the Grantee pursuant to Section 4.5 of the Installment Sale Agreement, and such additions thereto and substitutions therefor as may be made from time to time.

         TO HAVE AND TO HOLD the same unto the Grantee, and its successors and assigns, forever.

         THE GRANTOR MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION, TITLE, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS OF ANY OF THE EQUIPMENT DESCRIBED ABOVE. THE GRANTEE ACCEPTS TITLE TO SUCH EQUIPMENT "AS IS", WITHOUT RECOURSE AGAINST THE GRANTOR FOR ANY CONDITION NOW OR HEREAFTER EXISTING. IN THE EVENT OF A DEFICIENCY OR DEFAULT OF ANY NATURE, WHETHER PATENT OR LATENT, THE GRANTOR SHALL HAVE NO RESPONSIBILITY OR LIABILITY WHATSOEVER WITH RESPECT THERETO.

         IN WITNESS WHEREOF, the Grantor has caused this bill of sale to be executed in its name by its duly authorized officer on the date indicated beneath the signature of such officer and dated as of the _____ day of __________, ____.



                                         COUNTY OF SARATOGA INDUSTRIAL
                                         DEVELOPMENT AGENCY



                                         By:______________________________
                                                     Chairman


                                      D-1